UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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SIGMA LABS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SIGMA LABS, INC.

3900 Paseo del Sol

Santa Fe, New Mexico 87507

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 a.m. Local Time on Monday, June 15, 2020

Dear Stockholders of Sigma Labs, Inc.:

The 2020 annual meeting of stockholders (the “Annual Meeting”) of Sigma Labs, Inc., a Nevada corporation, will be held on June 15, 2020 at 10:00 a.m. local time, at 3900 Paseo del Sol, Santa Fe, New Mexico 87507, for the following purposes, as more fully described in the accompanying Proxy Statement:

1. To elect two Class III directors to serve until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2. To approve an amendment to our 2013 Equity Incentive Plan to fix at 890,000 shares the aggregate number of shares of our common stock issued or issuable under the Sigma Labs, Inc. 2013 Equity Incentive Plan;

3. To approve an amendment to our Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 8,000,000 to 12,000,000;

4. To approve, by non-binding vote, the compensation of our named executive officers as disclosed in this proxy statement;

5. To ratify the appointment of Haynie & Company as our independent registered public accounting firm for our fiscal year ending December 31, 2020;

6. To approve the issuance of more than 20% of our issued and outstanding common stock as a result of a private placement of our securities in April 2020; and

7. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on May 8, 2020 as the record date for the Annual Meeting. Only stockholders of record on May 8, 2020 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement.

This Proxy Statement and our annual report can be accessed directly at the following Internet address: http://www.viewproxy.com/sigmalabsinc/2020.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail.

We are monitoring on-going developments regarding the novel coronavirus (COVID-19). As part of our precautions, we are planning for the possibility that the Annual Meeting may be held virtually online. If we take this step, we will announce the decision to do so as soon as possible via a press release and posting details on our website that will also be filed with the SEC as proxy material.

We appreciate your continued support of Sigma Labs, Inc. and look forward to either greeting you personally at the Annual Meeting or receiving your proxy.

By order of the Board of Directors

Mark K. Ruport
President and Chief Executive Officer
Santa Fe, New Mexico
May ___, 2020

SIGMA LABS, INC.

PROXY STATEMENT

FOR 2020 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 a.m. Local Time on Monday, June 15, 2020

This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2020 annual meeting of stockholders of Sigma Labs, Inc., a Nevada corporation (the “Company”), and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Monday, June 15, 2020 at 10:00 a.m. local time, at 3900 Paseo del Sol, Santa Fe, New Mexico 87507. This Proxy Statement and the accompanying proxy card are first being mailed on or about May 20, 2020 to all stockholders entitled to vote at the Annual Meeting.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

Effective February 27, 2020, the Company effected a 1-for-10 reverse stock split of its issued and outstanding shares of Common Stock, and a corresponding decrease in the number of shares of Common Stock that the Company is authorized to issue. All share numbers in this Proxy Statement with respect to the Company’s Common Stock have been adjusted to reflect the reverse split.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

What matters am I voting on?

You will be voting on:

●	the election of two Class III directors to serve until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified;
●	the approval of an amendment to our 2013 Equity Incentive Plan (the “2013 Plan”) to fix the aggregate number of shares of our common stock issued or issuable under the 2013 Plan at 890,000 shares;
●	the approval of an amendment to our Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 8,000,000 to 12,000,000;
●	the approval, by non-binding vote, of the compensation of our named executive officers as disclosed in this proxy statement;
●	the ratification of the appointment of Haynie & Company as our independent registered public accounting firm for our fiscal year ending December 31, 2020;
●	the approval of the issuance of more than 20% of our issued and outstanding common stock as a result of a private placement of our securities in April 2020; and
●	any other business as may properly come before the Annual Meeting.

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How does the Board of Directors recommend I vote on these proposals?

Our Board of Directors recommends a vote:

●	“FOR” the election of each of Dennis Duitch and Kent Summers as a Class III director;
●	“FOR” approval of an amendment to our 2013 Plan to fix the aggregate number of shares of our common stock issued or issuable under the 2013 Plan at 890,000 shares as described in Proposal 2;
●	“FOR” approval of the amendment to our Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock as described in Proposal 3;
●	“FOR” approval of the compensation of our named executive officers as disclosed in this Proxy Statement as described in Proposal 4;
●	“FOR” the ratification of the appointment of Haynie & Company as our independent registered public accounting firm for our fiscal year ending December 31, 2020 as described in Proposal 5.
●	“FOR the approval of the issuance of more than 20% of our issued and outstanding common stock as a result of a private placement of our securities in April 2020 as described in Proposal 6.

Who is entitled to vote?

Holders of our common stock as of the close of business on May 8, 2020, the record date, may vote at the Annual Meeting. As of the record date, there were 3,086,151 shares of our common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date. We do not have cumulative voting rights for the election of directors.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Street Name Stockholders. If shares of our common stock are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.” Rules applicable to broker-dealers grant your broker discretionary authority to vote your shares without receiving your instructions on certain routine matters such as approval of an increase in authorized shares (Proposal No. 3) and ratification of the appointment of Haynie & Company (Proposal No. 5).

How many votes are needed for approval of each proposal?

Holders of our common stock are entitled to one vote per share with respect to each of the matters to be presented at the Annual Meeting.

●	Proposal No. 1: The election of each Class III director requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominee who receives the largest number of votes cast “for” is elected as a director. As a result, any shares not voted “for” a particular nominee (whether as a result of a stockholder “against” vote or abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “for,” “against” or “abstain” on the nominees for election as a director.

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●	Proposal No. 2: The approval of an amendment to our 2013 Equity Incentive Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on that proposal at the Annual Meeting. Abstentions will have the same effect as an against vote, and broker non-votes will have no effect on the outcome of this proposal.
●	Proposal No. 3: The approval of an amendment to our Amended and Restated Articles of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of common stock. Because Proposal No. 3 is considered a “routine” matter, there will be no broker non-votes with respect to this proposal, and brokers, banks or other nominees may vote uninstructed shares on a discretionary basis.
●	Proposal No. 4: The approval of our executive compensation requires the affirmative vote of a majority of the shares of our common stock that are cast affirmatively or negatively (excluding abstentions and broker non-votes) on the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
●	Proposal No. 5: The ratification of the appointment of Haynie & Company requires the affirmative vote of a majority of the shares of our common stock that are cast affirmatively or negatively (excluding abstentions and broker non-votes) on the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
●	Proposal No. 6 The approval of the issuance of more than 20% of our issued and outstanding common stock as a result of a private placement of our securities in April 2020 requires the affirmative vote of a majority of the shares of common stock that are cast affirmatively or negatively (excluding abstentions and broker non-votes) on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our amended and restated bylaws and Nevada law. The presence, in person or by proxy, of a majority of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions, withheld votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

●	By Internet — You may submit your proxy from any location in the world by following the internet voting instructions on the proxy card or voting instruction card accompanying the proxy statement;
●	By Telephone — You may submit your proxy by following the telephone voting instructions on the proxy card or voting instruction card accompanying the proxy statement;
●	By Mail — You may do this by marking, dating and signing your proxy card or, for shares held in street name, the voting instruction card provided to you by your broker or nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States. Please note that you will be mailed a printed proxy card or printed voting instruction card only if you request that such printed materials be sent to you by following the instructions in the Notice of Internet Availability for requesting paper copies of the proxy materials; or
●	In Person — You may vote by written ballot at the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

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Can I change my vote?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

●	entering a new vote by Internet or by telephone;

●	returning a later-dated proxy card;

●	notifying the Secretary of Sigma Labs, Inc., in writing, at Sigma Labs, Inc., 3900 Paseo del Sol, Santa Fe, New Mexico 87507; or

●	completing a written ballot at the Annual Meeting.

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

What do I need to do to attend the Annual Meeting in person?

If you plan to attend the meeting, you must be a record or street name holder of Company shares as of the record date of May 8, 2020.

On the day of the meeting, each stockholder will be required to present a valid picture identification such as a driver’s license or passport and you may be denied admission if you do not. Seating will begin at 9:30 a.m., and the meeting will begin at 10:00 a.m. Use of cameras, recording devices, computers and other personal electronic devices will not be permitted at the Annual Meeting.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. Mark K. Ruport has been designated as proxy by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holder will use his own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holder can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

Will my shares be voted if I do not return my proxy card?

If your shares are held by a broker in “street name,” the broker has authority under the rules of the New York Stock Exchange to vote a customer’s shares on “routine” matters if the broker has not received timely voting instructions from the customer. Under these rules, Proposals other than Proposals Nos. 3 and 5 are not considered routine so, if you do not give your broker instructions, your broker generally will not have discretion to vote your shares “FOR” or “AGAINST” such non-routine Proposals. Therefore, we urge you to provide instructions to your broker firm to vote “FOR” such Proposals by returning your proxy card. This ensures that your shares will be voted “FOR” such Proposals at the Annual Meeting.

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How are proxies solicited for the Annual Meeting?

Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common stock on your behalf. We also will engage a proxy solicitation firm to assist in the solicitation of proxies. We will pay such firm fees, including flat fees per completed proxy solicitation call and per telephone vote, plus certain out-of-pocket expenses.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet, telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called routine matters, such as the amendment to our Amended and Restated Articles of Incorporation and the ratification of the appointment of our independent registered public accounting firm, where your broker has discretionary voting authority over your shares.

We encourage you to provide instructions to your brokerage firm by returning your voting instruction card. This ensures that your shares will be voted at the Annual Meeting with respect to all of the proposals described in this proxy statement.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:

Sigma Labs, Inc.

Attention: Corporate Secretary

3900 Paseo del Sol

Santa Fe, New Mexico 87507

Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

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What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our Proxy Statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our Proxy Statement for our 2021 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than January 20, 2021, which is 120 days prior to the first anniversary of the mailing date of this proxy statement. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Sigma Labs, Inc.

Attention: Corporate Secretary

3900 Paseo del Sol

Santa Fe, New Mexico 87507

As to stockholders intending to present a proposal or to nominate a director candidate at the 2021 Annual Meeting of Stockholders, but not to include the proposal or nomination in our Proxy Statement, our Bylaws state that the proposal or nomination must be received by us no later than January 20, 2021, which is 120 days prior to the first anniversary of the mailing date of this proxy statement. The proposal or nomination must also contain the information required by our Bylaws. The proposal or nomination to be presented directly at the 2021 annual meeting should be submitted to Sigma Labs, Inc., Attention: Corporate Secretary, 3900 Paseo del Sol, Santa Fe, New Mexico 87507.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

In accordance with our amended and restated bylaws, our Board of Directors is divided into three staggered classes of directors, with each class having a three-year term. Vacancies on the Board of Directors and newly created directorships may be filled only by the affirmative vote of a majority of the remaining directors then in office, although less than a quorum, or by a sole remaining director. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until the director’s successor is elected and has duly qualified, or until such director’s earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors.

Our Board of Directors is currently composed of five members. There are two nominees for Class III directors who, if elected, will serve until the 2023 Annual Meeting of Stockholders and until their respective successors are elected and duly qualified, or until their respective death, resignation or removal. Each nominee is currently a director whose term of office expires in 2020 and is being nominated for re-election. A director is elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below.

Nominees

Our Nominating and Corporate Governance Committee has recommended, and our Board of Directors has approved, each of Dennis Duitch and Kent Summers as nominee for election as a Class III director at the Annual Meeting. If elected, Messrs. Duitch and Summers will serve as Class III directors until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

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If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the re-election of Messrs. Duitch and Summers. We expect that Messrs. Duitch and Summers will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy will be voted for any nominee who shall be designated by our Board of Directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

Vote Required

The election of a director requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE NOMINEES NAMED ABOVE.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The following table sets forth the name, age as of May 8, 2020, and certain other information for our directors, Messrs. Duitch and Summers, with a term expiring at the Annual Meeting (who are nominees for election as directors at the Annual Meeting) and for each of the other current members of our Board of Directors:

Directors	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
John Rice	I	73	Chairman of the Board	2017	2021	-
Mark K. Ruport	I	67	Director, President and Chief Executive Officer	2019	2021	-
Salvatore Battinelli(1)(2)(3)	II	78	Director	2017	2022	-
Dennis Duitch(1)(2)(3)	III	75	Director	2017	2020	2023
Kent Summers(1)(2)(3)	III	61	Director	2018	2020	2023

(1) Member of our Audit Committee

(2) Member of our Compensation Committee

(3) Member of our Nominating and Corporate Governance Committee

Nominees for Director

Dennis Duitch was appointed to our Board of Directors on August 8, 2017. Mr. Duitch has served as Managing Director of Duitch Consulting Group, a private consulting company, since 2003. Prior to that time, he practiced public accounting, business management, mediation and consultancy nationally, with expertise in strategic and operations management, finance, accounting, strategic planning and business operations for a wide spectrum of companies, including technology, manufacturing and distribution, marketing, real estate, entertainment, and professional practices. He has served in executive officer roles and as a director of public and private companies, not-for-profit organizations, including as Vice-Chairman for Accountants Global Network, and as a top-level advisor for public companies, closely-held businesses, families and high-wealth individuals for over thirty years.

Mr. Duitch began his career with the international CPA firm Grant Thornton in its Chicago, San Francisco and Beverly Hills offices before founding Duitch & Franklin LLP, which evolved to become one of Southern California’s largest independent CPA/Business Management/Consultancy practices, and which was acquired by a public company in 1998. He subsequently served as President for a consumer products company with direct responsibility for marketing, retail, and fulfillment operations, until forming Duitch Consulting Group in 2003 to serve clients in advisory, C-level, and board of director roles.

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Mr. Duitch is a Certified Family Business and Estate Advisor, and mediator for matters including partner/shareholder agreements and disputes, business and marital property dissolution, and dysfunctional executive teams and boards of directors. He has lectured extensively in management, financial and accounting areas for the California CPA Foundation, business and professional groups, has instructed at several colleges and universities, and has authored technical articles in management and taxation for regional and national publications.

Mr. Duitch earned a B.B.A degree in Accounting from the University of Iowa and a Master of Business Administration in Finance from Northwestern University.

Our Board of Directors believes that Mr. Duitch is qualified to serve as a member of the board because of his extensive public accounting experience, which will assist the Board and the Audit Committee in addressing the numerous accounting-related issues, regulations and SEC reporting requirements to which we are subject, as well as his expertise in business management, finance and strategic planning.

Kent Summers was appointed to our Board of Directors on January 18, 2018. Mr. Summers was also appointed to serve as a member of the Company’s Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.

Mr. Summers currently divides his time among a number of independent activities which focus on early-stage technology company formation and development strategies, and sales planning and execution needs for emerging- and mid-market technology companies located primarily in the Boston metropolitan area, including: management consultant to private and family-owned businesses; volunteer Mentor and Instructor with the Massachusetts Institute of Technology Venture Mentoring Services program; regular lectures on enterprise, business-to-business sales to company founders and students enrolled at the Massachusetts Institute of Technology Sloan School of Management, the Harvard MBA Program, the Wharton School at the University of Pennsylvania, and a number of domestic and international entrepreneurship support organizations; and consultant to Fellows enrolled in the Harvard Advanced Leadership Initiative. Mr. Summers has served in those roles at various times from 2003 to the present. From 2009 to the present, Mr. Summers has served as the non-executive Chairman of CADNexus, Inc., and from 2017 to the present, director and Chairman of the Compensation Committee with iQ3 Connect, Inc. Mr. Summers also currently serves as Chairman, Board of Managers, Massachusetts Materials Technologies LLC.

From 2005 to 2017, Mr. Summers served as Managing Partner at Practical Computer Applications, Inc., a Boston-based database consulting and engineering services firm, where he was responsible for sales planning and execution activities. Prior to Practical Computer Applications, from 2001 to 2005, Mr. Summers provided independent merger & acquisition advisory services to support the sale of privately-owned companies. Over a prior 14-year period, Mr. Summers served in leadership roles at several software and internet start-ups, including: Chairman and CEO of Collego Corporation (acquired by MRO Software), founder and CEO of MyHelpDesk, Inc. (acquired by Support.com), founder of PCMovingVan.com (acquired by a PE firm), and Vice President of Marketing at Electronic Book Technologies, Inc. (acquired by INSO Corporation, formerly listed on Nasdaq).

Prior to the software industry, Mr. Summers served as Technology Analyst at Electronic Joint Venture Partners LLC and Associate Program Trader on the Options Trading Desk at Bear Stearns & Co. In 1986, Mr. Summers received a BA in English from the University of Houston.

Our Board of Directors believes that Mr. Summers is qualified to serve as a member of our Board on the basis of his deep understanding of early-stage business growth strategies, enterprise sales, business acquisitions, as well as his background and extensive company management and leadership experience.

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Continuing Directors

John Rice was appointed to our Board of Directors on February 15, 2017, was appointed as Chairman of our Board on April 19, 2017, he was appointed as our interim Chief Executive Officer on July 24, 2017, was our Chief Executive Officer from June 21, 2018 until April 30, 2020 and was our President from October 10, 2018 through April 30, 2020. Mr. Rice has extensive experience in business operations. In 1990, Mr. Rice founded ASiQ, LLC, a firm specializing in operations management services ranging from launching successful startups and executing business turnarounds to financings, crisis management and the repositioning of enterprises for sale at optimum market prices. Mr. Rice presently serves as ASiQ’s CEO and President. He also served as CEO of Coca-Cola Bottling Company of Santa Fe, a client of ASiQ’s, from 2009 to 2015. From 2010 to 2012, Mr. Rice served as Director and Contracts Officer of Detector Networks International. Mr. Rice frequently lectures on breakout growth strategies, crisis management, corporate turnarounds, venture capital, and financial structuring and strategies. He has also served on a number of boards. Since 2005, Mr. Rice has served as Director of New Mexico Angels, Inc., a New Mexico based group of accredited individual angel investors. Since 2016, Mr. Rice has served as Director of Akal Security, Inc. He was also a Director of Detector Networks International from 2010-2012, where he successfully negotiated the principal component of a business turnaround for the company. Mr. Rice is an honors graduate of Harvard College.

Our Board of Directors believes that Mr. Rice is qualified to serve as a member of the board because of his broad and deep experience in improving business operations, engineering financial structures that support ongoing needs of operating companies, and building investor and shareholder values.

Salvatore Battinelli was appointed to our Board of Directors on August 16, 2017. Mr. Battinelli is currently the President and Chief Executive Officer of Bello e Preciso Co., a manufacturer and wholesaler of Italian-made fashion watches and has served in those roles since early 2017. Prior to joining Bello e Preciso Co., from 2011 to 2013, Mr. Battinelli served as Vice-President of Development and Long-Term Strategy of North American Management Corporation, a wealth management firm based in Boston, Massachusetts with over $2 billion in assets under management. From 1987 to 2011, Mr. Battinelli served as Executive Vice-President and acting Chief Executive Officer and Chief Operating Officer of Faneuil Hall Associates, Inc., a concierge boutique family office devoted to five interrelated ultra-high net-worth families. Mr. Battinelli’s primary responsibilities while at Faneuil Hall Associates included providing planning and investment advice, the management of approximately 30 asset portfolios and more than 65 individual business entities; and assisting the families in their various business ventures worldwide while working closely with law, accounting and banking functions. During his tenure at Faneuil Hall Associates, Mr. Battinelli served as an executive officer or director for certain of the family owned entities and successfully managed several portfolio company IPOs, as well as serving as CEO and COO for Designhouse International, a Scandinavian furniture company operating out of Atlanta, Georgia, which was previously listed on NASDAQ in 1983.

From 1970 to 1974, Mr. Battinelli served as Audit Manager for Deloitte & Touche (formally Touche Ross), where he specialized in management information systems. From 2002 to 2011, Mr. Battinelli also served as the Chairman of the Board of Directors of HealthLink Europe, BV, a logistics and services company that serves the healthcare industry. Mr. Battinelli is a Certified Public Accountant and received a BS in accounting and an MBA with an emphasis in international economics and accounting, both from Babson College.

Our board of directors believes that Mr. Battinelli is qualified to serve as a member of the board on the basis of his deep understanding of business acquisitions and sales, as well as his background and extensive company management and integration experience.

Mark K. Ruport was appointed as a director on December 3, 2019, served as our Executive Chairman from December 3, 2019 through April 30, 2020, when he was appointed as our President and Chief Executive Officer. Mr. Ruport brings more than 30 years of public and private company experience in the software sector to his position at Sigma Labs. Prior to joining Sigma Labs, Mr. Ruport served since 2010 as the President of Step Function Consulting, LLC, a consulting firm that provides strategic consulting services to early and mid-stage portfolio software companies. Mr. Ruport also served from 2014 to 2017 as the Executive Chairman of the Board of Directors of Content Analyst Company, a leading developer of advanced analytics software for searching and analyzing unstructured text, and before that served as its Vice Chairman from 2012 to 2013. From 2005 to 2009, Mr. Ruport served as the President and Chief Executive Officer of Configuresoft, Inc., a venture-backed Enterprise Systems Management company, where he orchestrated an OEM agreement which later led to its acquisition by EMC Corp. Prior to Configuresoft, Mr. Ruport served from 2004 to 2005 as the Executive Vice President of Worldwide Operations at Stellent, Inc., which was subsequently acquired by Oracle, Inc., and from 1995 to 2005 as the President, Chief Executive Officer and Chairman of the Board of Directors of Optika, Inc., a venture-backed Enterprise Content Management Company that he led through its initial public offering and merger with Stellent, Inc. From 1990 to 1994, Mr. Ruport served as the President and Chief Executive Officer of Interleaf, Inc., a public software company. He also held various senior executive positions from 1985 to 1989 at Informix, Inc., a relational database management system company later acquired by IBM, and from 1985 to 1989 at Cullinet, Inc., a mainframe database management system and enterprise resource planning company later acquired by Computer Associates, Inc. Mr. Ruport received his Bachelor of Science degree and MBA from Bowling Green State University.Mr. Ruport received a Bachelor of Science in Business and an MBA from Bowling Green State University.

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Our Board of Directors believes that Mr. Ruport is qualified to serve as a member of the board because of his extensive experience in management and leadership in the technology industry.

Director Independence

Our Board of Directors currently consists of five members. As a result of his prior appointment as Chief Executive Officer, Mr. Rice is not considered an independent director. As a result of his appointment as Chief Executive Officer, Mr. Ruport is also not considered an independent director. Our Board of Directors has determined that our other directors, Salvatore Battinelli, Dennis Duitch and Kent Summers, constituting a majority of our directors, are “independent” as that term is defined under Rule 5605(a)(2) of the NASDAQ marketplace rules. Pursuant to NASDAQ rules, our board must consist of a majority of independent directors.

The NASDAQ independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by NASDAQ rules, our Board of Directors has made a subjective determination as to Messrs. Battinelli, Duitch and Summers, our independent directors, that no relationships exists, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Classified Board of Directors

In accordance with our amended and restated bylaws, our Board of Directors is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are classified as follows:

●	the Class I directors are John Rice and Mark Ruport, with terms expiring at our 2021 annual meeting of stockholders;

●	the Class II director is Salvatore Battinelli, with a term expiring at our 2022 annual meeting of stockholders; and

●	the Class III directors are Dennis Duitch and Kent Summers, with terms expiring at our 2020 annual meeting of stockholders.

Our Board of Directors appointed John Rice as Chairman of the Board on April 19, 2017. Our amended and restated bylaws provide that the authorized number of directors may be changed by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our company.

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Leadership Structure of the Board

Our directors may be removed with or without cause at any meeting of stockholders by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors. Our amended and restated bylaws provide our Board of Directors with flexibility in its discretion to combine or separate the positions of Chairman of the Board and Chief Executive Officer, if we elect to appoint a Chairman of the Board. Our Board of Directors believes it is important to select the Company’s Chairman and Chief Executive Officer in the manner it considers in the best interests of the Company at any given time. Our Board of Directors believes that the Chairman and Chief Executive Officer positions may be filled by one individual or by two different individuals, as determined by our Board of Directors based on circumstances then in existence.

The Chairman of the Board presides at all meetings of our Board of Directors (but not at its executive sessions) and exercises and performs such other powers and duties as may be assigned to him from time to time by the Board or prescribed by our amended and restated bylaws.

Currently, the positions of Chairman of the Board of Directors and Chief Executive Officer of the Company are held by separate individuals, with Mr. Rice serving as Chairman of the Board and Mr. Ruport serving as President and Chief Executive Officer. Mr. Rice has served as the Chairman of the Board since April 19, 2017. The Chairman of the Board is appointed by our Board of Directors on an annual basis.

Our Board currently believes that this structure is best for the Company, as it allows Mr. Ruport to focus on the Company’s strategy, business and operations, while enabling Mr. Rice to manage our Board of Directors and serve as a liaison between the Board and the Company’s senior management, led by Mr. Ruport. Additionally, our Board currently believes the separation of offices is beneficial, because a separate Chairman can provide the Chief Executive Officer with guidance and feedback on his performance and the Chairman provides a more effective channel for our Board to express its views on management. This structure can also enable Mr. Rice and Mr. Ruport, and the other members of our Board, to be better informed and to communicate more effectively on issues, including with respect to risk oversight matters.

Our Board of Directors has no established policy on whether it should be led by a Chairman who is also the Chief Executive Officer. Our Board continually evaluates our leadership structure and could in the future decide to again combine the Chairman and Chief Executive Officer positions if it believes that doing so would serve the best interests of our Company and our stockholders.

Board Meetings and Committees

During our fiscal year ended December 31, 2019, the Board of Directors held four meetings, and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he has been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he served during the periods that he served.

Although we do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend. Each of our then current directors attended our 2019 Annual Meeting of Stockholders.

Our board has established three standing committees-audit, compensation, and nominating and corporate governance-each of which operates under a written charter that has been approved by our board. Until February 15, 2017, when our common stock became listed on The NASDAQ Capital Market, we were not required to establish or maintain an audit, nominating or compensation committee. Each committee charter has been posted on the Investors section of our website at www.sigmalabsinc.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Proxy Statement.

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Audit Committee

The Audit Committee’s responsibilities include:

●	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

●	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

●	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

●	monitoring our internal control over financial reporting, disclosure controls and procedures;

●	establishing procedures for the receipt, retention and treatment of accounting related complaints and concerns;

●	meeting independently with our registered public accounting firm and management;

●	reviewing and approving or ratifying any related person transactions; and

●	preparing the Audit Committee report required by SEC rules.

The members of our Audit Committee are Messrs. Duitch, Battinelli and Summers, and Mr. Duitch serves as the chairperson of the committee. Our Board of Directors has determined that each of Messrs. Duitch, Battinelli and Summers is an independent director under NASDAQ rules and under SEC Rule 10A-3. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and NASDAQ. Our Board of Directors has determined that each member of our Audit Committee is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable NASDAQ rules and regulations. The Audit Committee met four times during 2019.

Compensation Committee

The Compensation Committee’s responsibilities include:

●	annually reviewing and approving corporate goals and objectives applicable to CEO compensation;

●	determining our CEO’s compensation;

●	reviewing and approving, or making recommendations to our board with respect to, the compensation of our other executive officers;

●	overseeing an evaluation of our senior executives;

●	overseeing and administering our equity incentive plans;

●	reviewing and making recommendations to our board with respect to director compensation; and

●	reviewing and discussing annually with management our “Compensation Discussion and Analysis” when it is required by SEC rules to be included in our Proxy Statements.

The members of our Compensation Committee are Messrs. Duitch, Battinelli and Summers, and Mr. Battinelli serves as the chairperson of the committee. Our board has determined that each of Messrs. Duitch, Battinelli and Summers is independent under the applicable NASDAQ rules and regulations and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee was established effective February 15, 2017 (i.e., when our common stock became listed on The NASDAQ Capital Market).

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Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s responsibilities include:

●	identifying individuals qualified to become board members;

●	recommending to our board the persons to be nominated for election as directors and to each of the board’s committees; and

●	overseeing an annual evaluation of the board.

The members of our Nominating and Corporate Governance Committee are Messrs. Duitch, Battinelli and Summers, and Mr. Duitch serves as the interim chairperson of the committee. Our board has determined that each of Messrs. Duitch, Battinelli and Summers is independent under the applicable NASDAQ rules and regulations. The Nominating and Corporate Governance Committee was established effective February 15, 2017 (i.e., when our common stock became listed on The NASDAQ Capital Market).

Code of Ethics and Business Conduct

The Company has a code of ethics that applies to all employees, including the Company’s principal executive officer, principal financial officer, and principal accounting officer, as well as to the members of the Board of Directors. The code is available at www.sigmalabsinc.com. The Company intends to disclose any changes in, or waivers from, this code by posting such information on the same website or by filing a Form 8-K, in each case to the extent such disclosure is required by rules of the SEC or NASDAQ. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Proxy Statement.

Considerations in Evaluating Director Nominees

Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our Nominating and Corporate Governance Committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and the respective committees of our Board of Directors. Some of the qualifications that our Nominating and Corporate Governance Committee considers include, without limitation, issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest and other commitments. Nominees must also have the ability to offer advice and guidance to our Chief Executive Officer based on past experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Director candidates must have sufficient time available in the judgment of our Nominating and Corporate Governance Committee to perform all board of director and committee responsibilities. Members of our Board of Directors are expected to prepare for, attend, and participate in all board of director and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.

Although our Board of Directors does not maintain a specific policy with respect to board diversity, our Board of Directors believes that our Board of Directors should be a diverse body, and our Nominating and Corporate Governance Committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our Nominating and Corporate Governance Committee may take into account the benefits of diverse viewpoints. Our Nominating and Corporate Governance Committee also will consider these and other factors as it oversees the annual board of director and committee evaluations. After completing its review and evaluation of director candidates, our Nominating and Corporate Governance Committee recommends to our full Board of Directors the director nominees for selection.

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Stockholder Recommendations for Nominations to the Board of Directors

Our Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders so long as such recommending stockholder was a stockholder of record both at the time of giving notice and at the time of the annual meeting, and such recommendations comply with our amended and restated articles of incorporation and amended and restated bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws, our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our Board of Directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact the Secretary in writing. Our Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend for nomination as directors.

Any nomination should be sent in writing to our Secretary at Sigma Labs, Inc., 3900 Paseo del Sol, Santa Fe, New Mexico 87507. To be timely for our 2021 annual meeting of stockholders, our Secretary must receive the nomination by the date specified in the “Stockholder Proposals” section above.

Communications with the Board of Directors

Interested parties wishing to communicate with our Board of Directors or with an individual member or members of our Board of Directors may do so by writing to our Board of Directors or to the particular member or members of our Board of Directors, and mailing the correspondence to our Secretary at Sigma Labs, Inc., 3900 Paseo del Sol, Santa Fe, New Mexico 87507. Each communication should set forth (i) the name and address of the stockholder, as it appears on our books, and if the shares of our common stock are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares of our common stock that are owned of record by the record holder and beneficially by the beneficial owner.

Our Secretary in consultation with appropriate members of our Board of Directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board of Directors, or if none is specified, to John Rice.

Role of Board in Risk Oversight Process

Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks we face. Throughout the year, senior management reviews these risks with the Board of Directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through standing committees of the Board of Directors that will address risks inherent in their respective areas of oversight. In particular, our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related-person transactions. Our Nominating and Governance Committee monitors the effectiveness of our corporate governance guidelines that we may adopt or amend from time to time. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking by our management.

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Director Compensation

We believe that a combination of cash and equity compensation is appropriate to attract and retain the individuals we desire to serve on our Board of Directors. Our cash compensation policies are designed to encourage frequent and active interaction between directors and our executives both during and between formal meetings as well as compensate our directors for their time and effort. Further, we believe it is important to align the long-term interests of our non-employee directors (i.e. directors who are not employed by us as officers or employees) with those of the Company and its stockholders, and that awarding equity compensation to, and thereby increasing ownership of our common stock by, our non-employee directors is an appropriate means to achieve this alignment. Directors who are also employees of our company do not receive compensation for their service on our Board of Directors.

Under our director compensation program, each non-employee director received annual compensation of $27,000 and 5,000 shares of restricted common stock, which vested ratably each quarter. In addition, the Chairperson of the Audit Committee received a $5,000 annual retainer in cash. All cash fees are paid quarterly. Also, each non-employee director may be reimbursed for his reasonable expenses incurred in the performance of his duties as a director as our Board of Directors determines from time to time. Our Compensation Committee periodically evaluates our director compensation program and determines whether any changes should be recommended to the Board. In that regard, our directors agreed to defer the payment of their cash compensation for the first two quarters of 2020 as a cash saving measure, and to defer the issuance of shares of common stock. Our Compensation Committee will evaluate whether any changes to our director compensation program for 2020 should be recommended to the Board.

The following table sets forth certain information concerning the compensation paid to non-employee directors in 2019 for their services as directors of the Company. The compensation of Mr. Rice, who serves as a director and served as our President and Chief Executive Officer until April 30, 2020, is described in the Summary Compensation Table of Executive Officers. Our non-employee directors do not receive fringe or other benefits.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(5)	Option Awards ($)	Total ($)
Salvatore Battinelli(1)	27,000	75,000	—	102,000
Dennis Duitch(2)	32,000	75,000	—	107,000
Frank Garofalo(3)	27,000	75,000	—	102,000
Kent Summers(4)	72,000	75,000	—	147,000

(1)	The fees shown were paid to Mr. Battinelli for services as a director. In January 2019, the Company issued 5,000 shares of the Company’s common stock to Mr. Battinelli, pursuant to the Company’s 2013 Equity Incentive Plan, in connection with his service as a director, with such shares to vest in four equal, successive quarterly installments. Such shares were valued at $75,000 or $15.00 per share.
(2)	The fees shown were paid to Mr. Duitch for services as a director, including $5,000 as a retainer for serving as the Chairman of the Audit Committee. In January 2019, the Company issued 5,000 shares of the Company’s common stock to Mr. Duitch, pursuant to the Company’s 2013 Equity Incentive Plan, in connection with his service as a director, with such shares to vest in four equal, successive quarterly installments. Such shares were valued at $75,000 or $15.00 per share.
(3)	The fees shown were paid to Mr. Garofalo for services as a director. In January 2019, the Company issued 5,000 shares, of the Company’s common stock to Mr. Garofalo, pursuant to the Company’s 2013 Equity Incentive Plan, in connection with his service as a director, with such shares to vest in four equal, successive quarterly installments. Such shares were valued at $75,000 or $15.00 per share. Mr. Garofalo resigned from the Board of Directors on February 19, 2020.
(4)	The fees shown were paid to Mr. Summers for services as a director, including $45,000 for his additional services as a director in his capacity as the Chairman of the Special Projects Committee. In January 2019, the Company issued 5,000 shares of the Company’s common stock to Mr. Summers, pursuant to the Company’s 2013 Equity Incentive Plan, in connection with his appointment and service as a director, with such shares to vest in four equal, successive quarterly installments. Such shares were valued at $75,000 or $15.00 per share.
(5)	This column represents the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. These amounts do not correspond to the actual value that will be recognized by the named directors from these awards.

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EXECUTIVE OFFICERS

Executive Officers

The following table sets forth the name, age and position of each of our executive officers as of May 8, 2020:

Name	Age	Position
Mark K. Ruport	67	President and Chief Executive Officer
Frank Orzechowski	60	Chief Financial Officer, Treasurer and Corporate Secretary
Ronald Fisher	50	Vice President of Business Development
Darren Beckett	46	Chief Technology Officer

Mark K. Ruport was appointed as a director on December 3, 2019, served as our Executive Chairman from December 3, 2019 through April 30, 2020, and he was appointed as our President and Chief Executive Officer on April 30, 2020. Additional information regarding Mr. Ruport is set forth above under “Board of Directors and Corporate Governance.”

Frank Orzechowski has served as our Chief Financial Officer, Treasurer, principal accounting officer, principal financial officer and Corporate Secretary since July 1, 2019. Prior to joining the Company, Mr. Orzechowski served as the Chief Financial Officer of StormHarbour Partners LP, an independent global markets and financial advisory firm since September 2013. From May 2013 to August 2013, Mr. Orzechowski served as a contract CFO for Etouches Inc., a cloud-based event management software company, to assist with financial matters in connection with that company’s planned equity financing. Prior to that, he served as President and Owner/Operator of Four-O Technologies Inc. from August 2009 to December 2012, where he successfully launched and guided operations for two Cartridge World franchise units in Connecticut. From February 2006 to July 2009, Mr. Orzechowski served as President and Chief Financial Officer of Nikko Americas Holding Company Inc., where he was responsible for managing all of the support and infrastructure for that company’s U.S. business, as well as investment manager selection and due diligence functions for its World Series Platform. Mr. Orzechowski began his career at Coopers & Lybrand in 1982, received his CPA certification in 1984 and received his Bachelor of Science in Business Administration with a major in Accounting from Georgetown University in 1982.

Darren Beckett served as our Engineering Manager beginning on September 25, 2017, was appointed as our Vice President of Engineering on June 29, 2018, and had his title changed to Chief Technology Officer of the Company on October 18, 2018. Mr. Beckett has over 20 years of experience in the semiconductor industry, including since 1997 with Intel Corporation at which he held various technical and managerial positions, including process engineer of ion implant charged particle systems, chemical vapor deposition systems, and, since 2008, engineering manager of multiple engineering groups such as rapid thermal anneal, defect metrology equipment and fab environment micro contamination. Mr. Beckett’s expertise is in process engineering for advanced manufacturing technology, including statistical process control for fabrication of semiconductor devices. Mr. Beckett serves as an independent director and board member of M&T Foundation, San Diego, California. Mr. Beckett earned a B. Eng. in Mechanical Engineering from University of Limerick, Ireland.

Ronald Fisher was appointed as Vice President of Business Development of Sigma on August 10, 2015 and leads the PrintRite3D® Operating Division. Mr. Fisher is a Mechanical Engineer with hands-on experience in quality, manufacturing, and product development. He has an MBA and has distinguished himself as a lead sales and marketing officer as well as a Chief Operating Officer. He was a Program Manager at Swagelok from 1988-2004, and Vice President and General Manager, Aftermarket and Geometry Systems, at Micropoise Measurement Systems from 2004 until 2013, and a Partner and COO of Laszeray Technology, LLC from 2013 until 2014. Mr. Fisher holds a Bachelor’s Degree in Mechanical Engineering Technology from the University of Akron as well as an MBA from Kent State University.

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EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our Compensation Committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our Compensation Committee and is involved in the determination of compensation for the respective executive officers that report to him. Our Chief Executive Officer does not determine his own compensation. Our Chief Executive Officer makes recommendations to our Compensation Committee regarding short- and long-term compensation for all executive officers based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our Compensation Committee then reviews the recommendations and other data and makes decisions (or makes recommendations to the Board) as to total compensation for each executive officer as well as each individual compensation component.

The following table sets forth compensation for services rendered in all capacities to the Company: (i) for each person who served as the Company’s Chief Executive Officer at any time during the past fiscal year, and (ii) for our two most highly compensated executive officers, other than our Chief Executive Officer, who were employed with the Company on December 31, 2019 (the foregoing executives are herein collectively referred to as the “named executive officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)		All Other Compensation ($)	Total ($)

John Rice - Former President, Chief Executive Officer (Principal Executive Officer), and Director	2019	155,000	—	—	210,347	(3)	—	365,347
(Chairman of the Board)	2018	125,625	—	—	280,617	(4)		406,242

Ronald Fisher - Vice President	2019	180,000	—	—	23,870	(5)	—	203,870
of Business Development	2018	180,000	—	—	28,927	(6)	—	208,927

Darren Beckett – Chief Technology	2019	180,000	—	—	36,100	(7)	—	216,100
Officer	2018	142,500	—	—	41,574	(8)	—	184,074

(1)	Actual amounts paid or accrued.

(2)	The Fair Value of option awards is calculated in accordance with FASB ASC Topic 718. The amount recognized for all awards is calculated using the Black Scholes option-pricing model.

(3)	On each of the first day of each month commencing January 1, 2019 and ending on August 1, 2019, we granted Mr. Rice an option to purchase up to 2,292 shares of our common stock, under our 2013 Equity Incentive Plan in connection with his employment arrangement. The options are fully vested and have the following exercise prices: $15.00, $19.30, $20.40, $14.70, $15.00, $12.00, $14.00, and $7.40. The options had an aggregate grant date fair value of $26,630, $34,254, $36,418, $26,161, $26,642, $21,291, $25,405, and $13,546, respectively

(4)	On April 19, 2018, we granted Mr. Rice three options (the “Options”) to purchase up to 2,000 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The Options have an exercise price per share equal to $18.80, $15.40 and $14.80, respectively, and each is fully vested. The options had an aggregate grant date fair value of $31,010, $25,402 and $24,412, respectively. The Company also granted Mr. Rice an option to purchase up to 2,000 shares on each of April 30, 2018, May 31, 2018, June 30, 2018 and July 31, 2018. Such options have an exercise price per share equal to $11.00, $14.70, $11.90 and $8.70, respectively, and each is fully vested. The options had an aggregate grant date fair value of $18,184, $24,248, $19,460 and $13,975, respectively. On November 1, 2018 the Company granted Mr. Rice a fully vested option to purchase up to 6,875 shares at an exercise price of $17.90 The option had an aggregate grant day fair value of $95,888. On December 1, 2018 the Company granted Mr. Rice a fully vested option to purchase up to 2,292 shares at an exercise price of $15.70. The option had an aggregate grant day fair value of $28,038.

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(5)	On January 10, 2019, we granted Mr. Fisher an option to purchase 1,183 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price per share equal to $20.20 and is fully vested. The option had a grant date fair value of $18,271. On November 1, 2019, we granted Mr. Fisher an option to purchase 100 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price per share equal to $5.20 and is fully vested. The option had a grant date fair value of $420. On November 26, 2019, we granted Mr. Fisher an option to purchase 100 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price per share equal to $8.20 and is fully vested. The option had a grant date fair value of $661. On December 3, 2019, we granted Mr. Fisher an option to purchase 500 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price per share equal to $11.20 and is fully vested. The option had a grant date fair value of $4,518.

(6)	On April 19, 2018, we granted Mr. Fisher an option to purchase 2,875 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price per share equal to $12.20, and is vested as to 281 shares, and the balance of the shares under the stock option will vest in three additional annual installments as follows: 410 shares will vest and become exercisable on April 19, 2020; 683 shares will vest and become exercisable April 19, 2021; and 1,501 shares will vest and become exercisable on April 19, 2022. The options had a grant date fair value of $28,927.

(7)	On January 1, 2019, we granted Mr. Beckett an option to purchase up to 375 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price per share equal to $15.00. The option vests as follows: 94 shares vested and became exercisable on January 1, 2020; the remaining 281 shares will vest and become exercisable equally on the second through the fourth anniversaries of the date of grant. The option has an aggregate grant date fair value of $4,358. On July 18, 2019, we granted Mr. Beckett an option to purchase up to 500 shares of our common stock under our 2013 Equity Incentive Plan. The option has an exercise price per share equal to $12.40. The option vests and will become exercisable equally on the first through the fourth anniversaries of the date of grant. The option has an aggregate grant date fair value of $4,885. On October 11, 2019, we granted Mr. Beckett an option to purchase up to 5,000 shares of our common stock under our 2013 Equity Incentive Plan. The option has an exercise price per share equal to $6.70. The option is fully vested and exercisable. The option has an aggregate grant date fair value of $26,857.

(8)	On February 26, 2018 and October 18, 2018, we granted Mr. Beckett an option to purchase up to 1,500 and 2,000 shares of our common stock, respectively, under our 2013 Equity Incentive Plan in connection with his employment arrangement. The options have an exercise price per share equal to $15.60 and $12.10, respectively. The February 2018 option vests as follows: 75 shares vested and became exercisable on October 13, 2018; 225 shares vested and became exercisable on October 13, 2019; 375 shares will vest and become exercisable on October 13, 2020; and 825 shares will vest and become exercisable on October 13, 2021. The October 2018 option vests in equal annual installment over four years from the date of grant. The options have an aggregate grant date fair value of $22,790 and $18,784, respectively.

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Named Executive Officer Employment Agreements

Darren P. Beckett

On October 18, 2018, Darren Beckett’s title was changed from Vice President of Engineering to Chief Technology Officer of the Company. On October 18, 2018, the Company also increased the annual base salary of Mr. Beckett from $135,000 to $180,000, effective retroactive to September 16, 2018, and granted Mr. Beckett an option to purchase 2,000 shares of common stock under the 2013 Plan at an exercise price of $12.10 per share. The option has a term of five years and vests in equal annual installment over four years from the date of grant subject, in each case, to Mr. Beckett being in the continuous employ of the Company on the applicable vesting date. Mr. Beckett has served as an employee of the Company since September 25, 2017, pursuant to an “at will” employment agreement with the Company, under which he was engaged to serve as our Engineering Manager. Under the agreement, Mr. Beckett was entitled to receive an annual base salary of $135,000 prior to the foregoing increase, and is eligible to receive medical and dental benefits, life insurance, short and long-term disability coverage, and to participate in the Company’s Section 125 cafeteria plan, vision plan and 401K plan. On January 1, 2019 the Company granted Mr. Beckett an option to purchase up to 375 shares of common stock under the 2013 Plan at an exercise price of $15.00. The option has a term of five years and vests in equal annual installments over four years form the date of grant. On April 10, 2020, the Company issued 1,125 shares of common stock under the 2013 Plan to Mr. Beckett in connection with his employment with the Company, which shares will vest in full on December 31, 2020, provided that Mr. Beckett remains in the Company’s continuous employ through such vesting date.

Ronald Fisher

We have entered into an “at will” employment agreement, effective as of August 10, 2015, with Mr. Fisher under which he was engaged to serve as our Vice President of Business Development. Mr. Fisher is entitled to receive an annual base salary of $180,000. Pursuant to the employment agreement, Mr. Fisher also was granted, as a signing bonus, a stock option to purchase up to 2,375 shares of common stock of the Company, at an exercise price equal to $118.00 per share, which was the closing market price of the Company’s common stock on August 10, 2015 (i.e., the date of grant), under the 2013 Equity Incentive Plan. Such option vested and became exercisable as to 138 shares on the first anniversary of the grant date, as to 338 shares on the second anniversary of the grant date, as to 638 shares on the third anniversary of the grant date, and will vest and become exercisable as to 1,263 shares on the fourth anniversary of the grant date, provided that Mr. Fisher remains an employee of the Company through such vesting date. The option has a ten-year term and is on such other terms set forth in the Company’s standard form of non-qualified stock option agreement. Additionally, the Company granted Mr. Fisher under the 2013 Plan, effective as of August 11, 2016, a stock option to purchase up to 500 shares of common stock of the Company. Such option has an exercise price equal to the closing price of our common stock on the date of grant, and vests and becomes exercisable as to (i) 30 shares on August 11, 2017, (ii) 70 shares on August 11, 2018, (iii) 135 shares on August 11, 2019, and (iv) 265 shares on August 11, 2020, provided Mr. Fisher is in the employ of the Company on August 11, 2019 and 2020. Further, Mr. Fisher is eligible to participate in the Company’s 2013 Equity Incentive Plan and is eligible to receive medical and dental benefits, life insurance, short and long-term disability coverage, and to participate in the Company’s Section 125 cafeteria plan, vision plan and 401K plan.

On September 18, 2017, we and Mr. Fisher entered into Amendment No. 1 to Mr. Fisher’s employment agreement, effective August 10, 2015, pursuant to which, effective as of February 11, 2017, item 2, entitled “Performance Bonuses,” of Exhibit A of Mr. Fisher’s employment agreement was deleted in its entirety and replaced with the new item 2 that was set forth in the amendment to employment agreement. Such amendment provided that Mr. Fisher would become entitled to receive performance-based stock and cash bonuses if certain milestones were satisfied by February 11, 2018, so long as Mr. Fisher remained an employee of the Company as of the date the applicable milestone was satisfied.. On February 21, 2018, the Company and Mr. Fisher entered into Amendment No. 2 to Mr. Fisher’s employment agreement, pursuant to which the foregoing February 11, 2018 date was extended to December 31, 2018. On January 10, 2019, the Company granted Mr. Fisher an option to purchase up to 1,183 shares of common stock in exchange for the cancellation of his accrued but unpaid vacation balance at December 31, 2018. On March 7, 2019, the Company issued 150 shares of common stock under the 2013 Plan to Mr. Fisher connected with the satisfaction of a performance milestone. On April 10, 2020, the Company issued 1,125 shares of common stock under the 2013 Plan to Mr. Fisher in connection with his employment with the Company, which shares will vest in full on December 31, 2020, provided that Mr. Fisher remains in the Company’s continuous employ through such vesting date.

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Former Executive Officer’s Employment Agreement

John Rice

On August 8, 2017, we entered into an “at will” unwritten employment arrangement with John Rice. Effective as of April 30, 2020, Mr. Rice resigned from his positions as President, Chief Executive Officer, and principal executive officer of the Company. Mr. Rice will continue to serve as Chairman of the Board. As described in our Form 8-K filed with the SEC on May 4, 2020, Mr. Rice and the Company have entered into a consulting agreement under which he will provide services to the Company on an as needed basis.

Outstanding Equity Awards at 2019 Fiscal Year-End

The following table sets forth outstanding equity awards issued under our 2013 Equity Incentive Plan as of December 31, 2019 that are held by our named executive officers.

Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
John Rice(1)	2,000	—	18.80	4/18/23
	2,000	—	15.40	4/18/23
	2,000	—	14.80	4/18/23
	2,000	—	11.00	4/29/23
	2,000	—	14.70	5/30/23
	2,000	—	11.90	6/29/23
	2,000	—	8.70	7/30/23
	6,875	—	17.90	12/31/23
	2,292	—	15.70	11/30/23
	2,292	—	15.00	1/1/24
	2,292	—	19.30	2/1/24
	2,292	—	20.40	3/1/24
	2,292	—	14.70	4/1/24
	2,292	—	15.00	5/1/24
	2,292	—	12.00	6/1/24
	2,292	—	14.00	7/1/24
	2,292	—	7.40	8/1/24

Ronald Fisher(2)	281	2,594	12.20	4/18/23
	1,183	—	20.20	1/10/24
	100	—	5.20	11/1/24
	100	—	8.20	11/26/24
	500	—	11.20	12/3/24
	2,375	—	118.00	8/10/25
	235	265	105.60	8/11/26
Darren Beckett(3)	300	1,200	19.20	10/12/22
	100	1,900	12.10	10/18/23
	94	281	15.00	1/1/24
	—	500	12.40	7/18/24
	5,000	—	6.70	10/11/24
	300	1,200	15.60	2/26/28

(1) On April 19, 2018, we granted Mr. Rice three options (the “Options”) to purchase up to 2,000 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The Options have an exercise price per share equal to $18.80, $15.40 and $14.80, respectively, and each is fully vested. The Company also granted Mr. Rice an option to purchase up to 2,000 shares on each of April 30, 2018, May 31, 2018, June 30, 2018 and July 31, 2018. Such options have an exercise price per share equal to $11.00 $14.70, $11.90 and $8.70, respectively, and each is fully vested. On November 1, 2018 the Company granted Mr. Rice a fully vested option to purchase up to 6,875 shares at an exercise price of $17.90. On December 1, 2018 the Company granted Mr. Rice a fully vested option to purchase up to 2,292 shares at an exercise price of $15.70. On each of the first day of each month commencing January 1, 2019 and ending on August 1, 2019, we granted Mr. Rice an option to purchase up to 2,292 shares of our common stock, under our 2013 Equity Incentive Plan in connection with his employment arrangement. The options are fully vested and have the following exercise prices: $15.00, $19.30, $20.40, $14.70, $15.00, $12.00, $14.00, and $7.40. The options had an aggregate grant date fair value of $26,630, $34,254, $36,418, $26,161, $26,642, $21,291, $25,405, and $13,546, respectively, calculated in accordance with FASB ASC Topic 718. The amount recognized for this award was calculated using the Black Scholes option-pricing model.

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(2) In August 2015, in conjunction with the hiring of Ronald Fisher, the Company’s Vice President of Business Development, the Company granted to Mr. Fisher a stock option (the “Option”) to purchase up to 2,375 shares of common stock of the Company, at an exercise price equal to $118.00 per share, which was the closing market price of the Company’s common stock on August 10, 2015 (i.e., the date of grant), under the 2013 Plan. The Option is fully vested. The Option has a ten-year term and is on such other terms set forth in the Company’s standard form of non-qualified stock option agreement. The Company granted Mr. Fisher under the 2013 Equity Incentive Plan, effective as of August 11, 2016, a stock option to purchase up to 500 shares of common stock of the Company. Such option has an exercise price equal to the closing price of our common stock on the date of grant, and vested and became exercisable (i) as to 30 shares on August 11, 2017, as to (ii) 70 shares on August 11, 2018, and (iii) as to 135 shares on August 11, 2019, and will vest and become exercisable as to 265 shares on August 11, 2020, provided Mr. Fisher is in the employ of the Company on such date. On April 19, 2018, we granted to Mr. Fisher an option to purchase 2,875 shares of our common stock. Such option has a five-year term with an exercise price equal to the closing price of our common stock on the date of the grant. The option is vested as to 281 shares and the remaining shares vest as follows: 410 shares will vest on April 19, 2020, 683 shares will vest on April 19, 2021, and the remaining 1,501 shares will vest on April 19, 2022. On January 10, 2019, we granted Mr. Fisher an option to purchase 1,183 shares of our common stock. The option has an exercise price per share equal to $20.20 and is fully vested. On November 1, 2019, we granted Mr. Fisher an option to purchase 100 shares of our common stock. The option has an exercise price per share equal to $5.20 and is fully vested. On November 26, 2019, we granted Mr. Fisher an option to purchase 100 shares of our common stock. The option has an exercise price per share equal to $8.20 and is fully vested. On December 3, 2019, we granted Mr. Fisher an option to purchase 500 shares of our common stock. The option has an exercise price per share equal to $11.20 and is fully vested.

(3) On February 26, 2018 and October 18, 2018, we granted Mr. Beckett an option to purchase up to 1,500 and 2,000 shares of our common stock, respectively, under our 2013 Equity Incentive Plan in connection with his employment arrangement. The options have an exercise price per share equal to $15.60 and $12.10, respectively. The February 2018 option vests as follows: 75 shares vested and became exercisable on October 13, 2018; 225 shares vested and became exercisable on October 13, 2019; 375 shares will vest and become exercisable on October 13, 2020; and 825 shares will vest and become exercisable on October 13, 2021. The October 2018 option vests in equal annual installment over four years from the date of grant. On October 13, 2017, we granted Mr. Beckett an option to purchase up to 1,500 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price per share equal to $19.20. The option vests as follows: 75 shares vested and became exercisable on October 13, 2018; 225 shares vested and became exercisable on October 13, 2019; 375 shares will vest and become exercisable on October 13, 2020; and 825 shares will vest and become exercisable on October 13, 2021. On January 1, 2019, we granted Mr. Beckett an option to purchase up to 375 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price per share equal to $15.00. The option vests as follows: 94 shares vested and became exercisable on January 1, 2020; the remaining 281 shares will vest and become exercisable in equal installments on the second through the fourth anniversaries of the date of grant. On July 18, 2019, we granted Mr. Beckett an option to purchase up to 500 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price per share equal to $12.40. The option vests and will become exercisable in equal installments on the first through the fourth anniversaries of the date of grant. On October 11, 2019, we granted Mr. Beckett an option to purchase up to 5,000 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price per share equal to $6.70. The option is fully vested and exercisable.

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Equity Awards

We offer stock options and stock awards to certain of our employees, including our executive officers, as the long-term incentive component of our compensation program. We generally grant equity awards to new hires upon their commencing employment with us. Our stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for U.S. federal income tax purposes. We sometimes also offer stock options and stock awards to our consultants in lieu of cash. Our stock options allow consultants to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and are not intended to qualify as “incentive stock options” for U.S. federal income tax purposes. Stock options and stock awards granted to our executive officers may be subject to accelerated vesting in certain circumstances.

Retirement Plans

We maintain a qualified 401(k) plan, in which all eligible employees may participate. We have elected to match 100% of each participant’s contribution up to 3% of salary, and 50% of the next 2% of salary contributed. We may also elect, on an annual basis, to make a discretionary contribution to the plan, but have not done so to date. Our matches and elective contributions vest to participant accounts as follows: 20% after two years of service, and 20% per year thereafter until the participant reaches 6 years of service, at which time, employer contributions vest 100%. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.

No Tax Gross-Ups

We do not make gross-up payments to cover our executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by our company.

2011 Equity Incentive Plan

On August 23, 2019, our Board of Directors terminated the 2011 Equity Incentive Plan.

2013 Equity Incentive Plan

A summary of the Sigma Labs, Inc. 2013 Equity Incentive Plan, which we refer to as the 2013 Plan, is set forth below under Proposal 2 - Approval of Amendment to the Sigma Labs, Inc. 2013 Equity Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of May 8, 2020 (a) by each person known by us to own beneficially 5% or more of any class of our common stock, (b) by our named executive officers and each of our directors (and director nominees) and (c) by all executive officers and directors of the Company as a group.

The number of shares beneficially owned by each stockholder is determined in accordance with SEC rules. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Percentage ownership is based on 3,086,151 shares of our common stock outstanding on May 8, 2020. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options, warrants or other rights held by such person that are currently convertible or exercisable or will become convertible or exercisable within 60 days of May 8, 2020 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise stated, the address of each 5% or greater beneficial holder is c/o Sigma Labs, Inc., 3900 Paseo del Sol, Santa Fe, New Mexico 87507. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

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Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named Executive Officers and Directors
John Rice(1)	58,072	1.9%
Ronald Fisher(2)	6,510	*
Darren Beckett(3)	6,919	*
Salvatore Battinelli(4)	13,906	*
Dennis Duitch	10,749	*
Kent J. Summers	10,000	*
Mark K Ruport(5)	25,783	*
All executive officers and directors as a group (9 persons)(6)	147,629	4.6%
5% or Greater Stockholders Carl I. Schwartz(7)	289,321	8.6%

*Less than 1%.

(1)	Includes 57,548 shares that may be acquired now or within 60 days of May 8, 2020 upon the exercise of outstanding stock options.
(2)	Includes 5,185 shares that may be acquired now or within 60 days of May 8, 2020 upon the exercise of outstanding stock options.
(3)	Includes 5,794 shares that may be acquired now or within 60 days of May 8, 2020 upon the exercise of outstanding stock options
(4)	Includes 3,084 shares that may be acquired now or within 60 days of May 8, 2020 pursuant to the conversion of shares of the Company’s Series E Preferred Stock.
(5)	Includes (a) 18,648 shares that may be acquired now or within 60 days of May 8, 2020 upon the exercise of outstanding stock options; and (b) 6,166 shares that may be acquired now or within 60 days of March 20, 2020 pursuant to the conversion of the shares of the Company’s Series E Preferred Stock.
(6)	Includes 87,812 shares that may be acquired now or within 60 days of March 20, 2020 upon the exercise of outstanding stock options and 12,334 shares that may be acquired now or within 60 days of May 8, 2020 pursuant to the conversion of the shares of the Company’s Series E Preferred Stock.
(7)	Includes 49,321 shares that may be acquired now or within 60 days of May 8, 2020 pursuant to the conversion of the Company’s Series E Preferred Stock The address of Carl I. Schwartz is 3750 Las Vegas Blvd. South, Apartment 4303, Las Vegas, Nevada, 89518.

RELATED PERSON TRANSACTIONS

The following summarizes transactions by us in which any of our directors, director nominees, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation” above.

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Transactions with Directors, Director Nominees and Officers

On December 3, 2019, we entered into an employment letter agreement with Mark Ruport, effective as of December 3, 2019 (the “Effective Date”), pursuant to which Mr. Ruport agreed to serve as our Executive Chairman on an “at-will” basis. Additionally, Mr. Ruport was appointed to serve as a member of our Board of Directors, effective as of December 3, 2019, with a term expiring at the 2021 annual meeting of stockholders.

Under the employment letter agreement, Mr. Ruport is entitled to (i) an annual base salary of $155,000 (such base salary is not subject to decrease, but may be increased in the discretion of the Company’s Compensation Committee of the Board of Directors based on annual or special case assessments of Mr. Ruport’s performance and other factors), (ii) all benefits that we elect in our sole discretion to provide from time to time to our other executive officers, and (iii) a grant of (1) a five-year stock option to purchase up to 10,000 shares of common stock of the Company, which will have an exercise price equal to the closing price of the Company’s common stock on the Effective Date, and will vest and become exercisable in full on the first month’s anniversary of the Effective Date, and (2) a five-year stock option to purchase up to 40,000 shares of common stock of the Company, which will have an exercise price equal to the closing price of the Company’s common stock on the Effective Date, and will vest and become exercisable in equal (as closely as possible) monthly installments over three years from the Effective Date, provided, in each case, that Mr. Ruport remains an employee of the Company through such vesting date.

Such options will be on such other terms and provisions as are contained in the Company’s standard form nonqualified stock option agreement; provided, however, that (x) upon the occurrence of a Change of Control (as defined in the employment letter agreement), any unvested portion of the options as of the date of such Change of Control will immediately and automatically vest; provided, however, that, the options may be assumed or, in the discretion of the Board of Directors, an equivalent option may be substituted by an applicable successor corporation or any subsidiary of the successor corporation in connection with a Change of Control), and (y) in the event that the Board of Directors determines that Mr. Ruport is unable to perform his duties as the Company’s Executive Chairman due to an accident, illness or other event or condition which physically or mentally incapacitates him for a period of 45 consecutive days (“Disability”), if he ceases to be employed by the Company as a result of a Disability, the options will continue to vest and remain exercisable for the 5-year term of the options in accordance with the terms of the option agreements.

Additionally, during the term of his employment, Mr. Ruport will be eligible to receive one or more bonuses relating to each fiscal year in recognition of his achievement of individual and Company goals established by the Board of Directors from time to time. However, the decision to provide any such bonuses and the amount and terms of any such bonuses will be in the sole discretion of the Board of Directors. On April 10, 2020, the Company issued 969 shares of common stock under the 2013 Plan to Mr. Ruport in connection with his employment with the Company, which shares will vest in full on December 31, 2020, provided that Mr. Ruport remains in the Company’s continuous employ through such vesting date.

Effective as of April 30, 2020, Mr. Ruport was appointed as President, Chief Executive Officer and principal executive officer of the Company. He will no longer serve as Executive Chairman, but will remain a director on the Board of Directors. Mr. Ruport’s employment letter agreement with the Company remains in place in accordance with its terms except for the changes in Mr. Ruport’s position.

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We have entered into an “at will” employment agreement, effective as of July 1, 2019, with Frank Orzechowski under which he was engaged to serve as our Chief Financial Officer, Treasurer, Principal Accounting Officer and Corporate Secretary of the Company. Mr. Orzechowski is entitled to receive an annual base salary of $135,000. Pursuant to the employment agreement, Mr. Orzechowski was granted (1) a stock option to purchase up to 250 shares of common stock of the Company, at an exercise price equal to $14.00 per share, which was the closing market price of the Company’s common stock on July 1, 2019 (i.e., the Effective Date), and (2) to purchase up to 6,000 shares of common stock of the Company, with an exercise price of $14.00, and will vest and become exercisable as follows: 387 shares will vest and become exercisable on the one-year anniversary of the Effective Date, 900 shares will vest and become exercisable on the second-year anniversary of the Effective Date, 1,413 shares will vest and become exercisable on the third-year anniversary of the Effective Date, and 3,300 shares will vest and become exercisable on the fourth-year anniversary of the Effective Date, provided, in each case, that Mr. Orzechowski remains an employee of the Company through such vesting dates. Further, Mr. Orzechowski is eligible to participate in the Company’s 2013 Equity Incentive Plan, and is eligible to receive medical and dental benefits, life insurance, short and long-term disability coverage, and to participate in the Company’s Section 125 cafeteria plan, vision plan and 401K plan. On February 19, 2020 the Company increased Mr. Orzechowski’s annual base salary to $155,000 effective March 1, 2020. On April 10, 2020, the Company issued 969 shares of common stock under the 2013 Plan to Mr. Orzechowski in connection with his employment with the Company, which shares will vest in full on December 31, 2020, provided that Mr. Orzechowski remains in the Company’s continuous employ through such vesting date.

On January 27, 2020 the Company entered into a Securities Purchase Agreement (the “SPA”) with certain of its directors (Mark K. Ruport, Salvatore Battinelli and Frank Garofalo, a former director) and Carl Schwartz, the Company’s largest shareholder. Pursuant to the SPA, the Company issued and sold 333.33 shares of the Company’s Series E Convertible Preferred Stock (the “Series E Preferred Stock”), and Class A Warrants to purchase 48,544 shares of the Company’s Common Stock (the “Common Warrants”) for a total gross purchase price of $500,000. The Series E Preferred Stock is initially convertible into 48,544 shares of Common Stock, and the Class A Warrants have an initial exercise price of $11.30 per share.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Nevada law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in the right of us, arising out of the person’s services as a director or executive officer.

Policies and Procedures for Related Person Transactions

Our Audit Committee is responsible for reviewing and approving, as appropriate, all transactions with related persons (other than compensation-related matters, which should be reviewed by our Compensation Committee), in accordance with its Charter and the Nasdaq marketplace rules. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

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PROPOSAL NO. 2 - APPROVAL OF AMENDMENT TO THE SIGMA LABS, INC. 2013 EQUITY INCENTIVE PLAN

In March 2013, our Board of Directors adopted the Sigma Labs, Inc. 2013 Equity Incentive Plan, which we refer to as the “2013 Plan.” The adoption of the 2013 Plan was approved by our stockholders on October 10, 2013. In March 2016, our Board of Directors adopted an amendment to the 2013 Plan to fix the aggregate number of shares of our common stock which may be offered or issued under the 2013 Plan at 37,500 shares. The adoption of the amendment was approved by our stockholders on April 28, 2016. In March 2017, our Board of Directors adopted an amendment to the 2013 Plan to fix the aggregate number of shares of our common stock which may be offered or issued under the 2013 Plan at 75,000 shares. The adoption of the amendment was approved by our stockholders on October 2, 2017. On August 24, 2018, our Board of Directors adopted an amendment to the 2013 Plan to fix the aggregate number of shares of our common stock issued or issuable under the 2013 Plan at 165,000 shares. The adoption of the amendment was approved by our stockholders on October 18, 2018.

On June 17, 2019, our Board of Directors adopted, subject to approval by our stockholders, an amendment to the 2013 Plan to increase by 75,000 shares the aggregate number of shares of our common stock issued or issuable under the 2013 Plan, fixing the aggregate number at 240,000 shares, including shares previously issued or subject to the outstanding awards under the 2013 Plan. On May 8, 2020, our Board of Directors adopted, subject to approval by our stockholders, an amendment to the 2013 Plan to increase by 650,000 shares the aggregate number of shares of our common stock issued or issuable under the 2013 Plan, fixing the aggregate number at 890,000 shares, including shares previously issued or subject to the outstanding awards under the 2013 Plan. The purpose of the amendment is to increase the shares available under the 2013 Plan commensurate with the growth of the Company, as the Company has hired 9 new employees since 2017. However, all stock options that we grant to our employees and shares of common stock or stock options that we grant to our non-employee directors will only be exercisable upon the approval of the Company’s stockholders of an increase in the number of shares of our common stock issuable under the 2013 Plan. The Company anticipates that it will need to hire additional employees as it continues to develop its technology, focus on commercializing its principal product, PrintRite3D®, and increase its marketing efforts. We are not currently in the position to increase cash compensation if we are unable to grant equity incentives, but even if we could, we believe that equity awards are a more effective compensation vehicle than cash at a growth-oriented, entrepreneurial company because they deliver high potential value with a smaller impact on current income and cash flow, and we seek to preserve our cash for working capital needs as we continue to work to grow the Company.

We are asking for your approval of this amendment.

A copy of the 2013 Plan, as amended as described above, is included as Annex A to this Proxy Statement. The amendment makes no other changes to the 2013 Plan.

Our Board of Directors believes that the grant of options and other stock awards is an important incentive for the Company’s employees, officers and directors. Our needs under the 2013 Plan over the next several years exceed the number of shares of common stock currently available. As of May 8, 2020, there were 63,522 shares previously issued and 175,681 shares underlying outstanding stock options under the 2013 Plan. Adding additional shares to the 2013 Plan is designed to enhance our ability to grant stock-based incentives and other equity awards to our officers, employees, non-employee directors and other key persons, to ensure that we can continue to grant stock options and other equity awards to eligible recipients at levels determined to be appropriate by our Compensation Committee or our Board of Directors, including sustaining our current program of new hire and annual stock option grants to our employees to help us attract and retain talented individuals. In February 2020, in light of the limited number of shares available for issuance under the 2013 Plan, our directors agreed to defer the issuance of shares of common stock to them as part of their director compensation.

Our “adjusted burn rate” provides a measure of the potential dilutive impact of our equity awards, It is calculated by dividing the total of the number of shares of common stock subject to stock option awards granted during the year and the number of shares of common stock granted during the year multiplied by a factor of 1.5 by the basic weighted average number of shares outstanding. Set forth below is a table that reflects our adjusted burn rate for the 2019, 2018 and 2017 calendar years as well as an average over those years.

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Calendar Year	Awards Granted	Basic Weighted Average Number of Common Shares Outstanding	Adjusted Burn Rate
2019	115,485	1,176,278	14.7%
2018	71,083	689,805	15.5%
2017	26,765	440,348	9.1%
Three-Year Average	71,111	768,810	13.9%

In the opinion of the Board, our future success depends in large part on our ability to maintain a competitive position in attracting, retaining and motivating key employees with experience and ability. The Board believes that approval of the amendment to the 2013 Plan and the authorization of the additional shares for issuance thereunder is appropriate and in the best interests of our stockholders given our current expectations on hiring, and the highly competitive environment in which we recruit and retain employees.

Our compensation philosophy reflects broad-based eligibility for equity incentive awards for all of our employees. By doing so, we put our employees’ interests directly into alignment with those of other stockholders, as such awards reward employees upon improved stock price performance. Granting equity awards focuses our employees who receive grants on achieving strong corporate performance, and we are embedding in our culture the necessity for employees to think and act as stockholders.

Because only 797 shares of our common stock remain available for issuance as to new awards under the 2013 Plan, we will be unable to attract, retain and motivate our employees, directors and consultants, including new employees that we will hire, without an increase in the number of shares of common stock that are available for issuance under the 2013 Plan. This could significantly hamper our plans for growth and adversely affect our ability to operate our business.

A summary of the 2013 Plan is set forth below.

Purpose

Our Board of Directors adopted the 2013 Plan to (1) encourage selected employees, officers, directors, consultants and advisers to improve our operations and increase our profitability, (2) encourage selected employees, officers, directors, consultants and advisers to accept or continue employment or association with us, and (3) increase the interest of selected employees, officers, directors, consultants and advisers in our welfare through participation in the growth in value of our common stock. All of our current employees, directors and consultants are eligible to participate in the 2013 Plan.

Administration

The 2013 Plan is to be administered by the Board or by a committee to which administration of the Plan, or of part of thereof, is delegated by the Board. The 2013 Plan is currently administered by our Compensation Committee, which we refer to below as the “Administrator.” The Administrator is responsible for selecting the officers, employees, directors, consultants and advisers who will receive Options, Stock Appreciation Rights and Stock Awards. Subject to the requirements imposed by the 2013 Plan, the Administrator is also responsible for determining the terms and conditions of each Option and Stock Appreciation Right award, including the number of shares subject to the Option, the exercise price, expiration date and vesting period of the Option and whether the option is an Incentive Option or a Non-Qualified Option. Subject to the requirements imposed by the 2013 Plan, the Administrator is also responsible for determining the terms and conditions of each Stock Award, including the number of shares granted, the purchase price (if any), and the vesting, transfer and other restrictions imposed on the stock. The Administrator has the power, authority and discretion to make all other determinations deemed necessary or advisable for the administration of the 2013 Plan or of any award under the 2013 Plan.

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Neither the Board nor any committee of the Board to which administration of the 2013 Plan is delegated will provide advice to participants about whether or not to accept or exercise their awards. Each participant must make his or her own decision about whether or not to accept or exercise an award.

The 2013 Plan is not subject to the Employee Retirement Income Security Act of 1974 and is not a qualified pension, profit sharing or bonus plan under Section 401(a) of the Internal Revenue Code

Stock Subject to the 2013 Plan

If the amendment to the 2013 Plan described in Proposal 2 is approved at the Annual Meeting, the aggregate number of shares of common stock set aside and reserved for issuance under the 2013 Plan will be fixed at 890,000 shares, including shares previously issued or subject to the outstanding awards under the 2013 Plan.

If awards granted under the 2013 Plan expire or otherwise terminate or are cancelled without being exercised in full, the shares of common stock not acquired pursuant to such awards will again become available for issuance under the 2013 Plan. If shares of common stock issued pursuant to awards under the 2013 Plan are forfeited to or repurchased by us, the forfeited or repurchased stock will again become available for issuance under the 2013 Plan.

If shares of common stock subject to an award are not delivered to a participant because such shares are withheld for payment of taxes incurred in connection with the exercise of an Option, or the issuance of shares under a Stock Award, or the award is exercised through a reduction of shares subject to the award (“net exercised”), then the number of shares that are not delivered will not again be available for issuance under the 2013 Plan. In addition, if the exercise price of any award is satisfied by the tender of shares of common stock to us (whether by actual delivery or attestation), the shares tendered will not again be available for issuance under the 2013 Plan.

Eligibility

All directors, employees, consultants and advisors of the Company and its subsidiaries are eligible to receive awards under the 2013 Plan. Incentive Options may only be granted under the 2013 Plan to a person who is a full-time officer or employee of the Company or a subsidiary. The Administrator will determine from time to time which directors, employees, consultants and advisers will be granted awards under the 2013 Plan.

Terms of Awards

Written Agreement

Each award under the 2013 Plan will be evidenced by an agreement in a form approved by the Administrator.

Exercise Price; Base Value

The exercise price for a Non-Qualified Option or an Incentive Option may not be less than 100% of the fair market value of the Common Stock on the date of the grant of the Non-Qualified Option or Incentive Option. With respect to an Option holder who owns stock possessing more than 10% of the total voting power of all classes of our stock, the exercise price for an Incentive Option may not be less than 110% of the fair market value of the Common Stock on the date of the grant of the Incentive Option. The base value of a Stock Appreciation Right shall also be no less than 100% of the Common Stock on the date of the grant of the Stock Appreciation Right. The 2013 Plan does not specify a minimum exercise price for Stock Awards.

Vesting

Each Option, Stock Appreciation Right or Stock Award will become exercisable or non-forfeitable (that is, “vest”) under conditions specified by the Administrator at the time of grant. Vesting typically is based upon continued service as a director or employee but may be based upon any performance criteria and other contingencies that are determined by the Administrator. Shares subject to Stock Awards may be subject to specified restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator.

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Expiration Date

Each Option or Stock Appreciation Right must be exercised by a date specified in the award agreement, which may not be more than ten years after the grant date. Except as otherwise provided in the relevant agreement, an Option or Stock Appreciation Right ceases to be exercisable ninety days after the termination of the holder’s employment with us.

Transfers of Options

Unless otherwise determined by the Administrator, Options are not transferable except by will or the laws of descent and distribution.

Purchase Price Payment

Unless otherwise determined by the Administrator, the purchase price of Common Stock acquired under the 2013 Plan is payable by cash or check at the time of an Option exercise or acquisition of a Stock Award. The Company does not charge participants any fees or commissions in connection with their acquisition of Common Stock under the 2013 Plan. The Administrator also has discretion to accept the following types of payment from participants:

●	A secured or unsecured promissory note, provided that this method of payment is not available to a participant who is a director or an executive officer;
●	Shares of our Common Stock already owned by the Option or Stock Award holder as long as the surrendered shares have a fair market value that is equal to the acquired stock and have been owned by the participant for at least six months;
●	The surrender of shares of Common Stock then issuable upon exercise of an Option; and
●	A “cashless” option exercise in accordance with applicable regulations of the SEC and the Federal Reserve Board.

Withholding Taxes

At the time of his or her exercise of an Option or Stock Appreciation Right, an employee is responsible for paying all applicable federal and state withholding taxes. A holder of Stock Awards is responsible for paying all applicable federal and state withholding taxes once the shares covered by the award cease to be forfeitable or at any other time required by applicable law.

Securities Law Compliance

Shares of Common Stock will not be issued pursuant to the exercise of an Option or the receipt of a Stock Award unless the Administrator determines that the exercise of the Option or receipt of the Stock Award and the issuance and delivery of such shares will comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933 (the “Securities Act”), applicable state and foreign securities laws and the requirements of any stock exchange on which our Common Stock is traded.

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Effects of Certain Corporate Transactions

Except as otherwise determined by the Administrator, in the event of a “corporate transaction,” all previously unexercised Options and Stock Appreciation Rights will terminate immediately prior to the consummation of the corporate transaction and all unvested Restricted Stock awards will be forfeited immediately prior to the consummation of the corporate transaction. The Administrator, in its discretion, may permit exercise of any Options or Stock Appreciation Rights prior to their termination, even if those awards would not otherwise have been exercisable, or provide that outstanding awards will be assumed or an equivalent Option or Stock Appreciation Right substituted by a successor corporation. The Administrator, in its discretion, may remove any restrictions as to any Restricted Stock awards or provide that all outstanding Restricted Stock awards will participate in the corporate transaction with an equivalent stock substituted by the successor corporation subject to the restrictions. In general, a “corporate transaction” means:

●	Our liquidation or dissolution;
●	Our merger or consolidation with or into another corporation as a result of which we are not the surviving corporation;
●	A sale of all or substantially all of our assets; or
●	A purchase or other acquisition of more than 50% of our outstanding stock by one person, or by more than one person acting in concert.

Other Adjustment Provisions

If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Administrator, in its discretion, in (1) the number and class of shares of stock subject to the 2013 Plan and each Option and grant of Stock Awards outstanding under the 2013 Plan, and (2) the purchase price of each outstanding Option and (if applicable) Stock Award. For example, if an Option is for 1,000 shares for $20.00 per share and there is a 2-for-1 stock split, the Option would be adjusted to be exercisable for 2,000 shares at $10.00 per share.

Amendment or Termination of the Plan

The Board of Directors may at any time amend, discontinue or terminate the 2013 Plan. With specified exceptions, no amendment, suspension or termination of the Plan may adversely affect outstanding Options or Stock Appreciation Rights or the terms that are applicable to outstanding Stock Awards. No amendment, suspension or termination of the Plan requires stockholder approval unless such approval is required under applicable law or under the rules of any stock exchange on which our Common Stock is traded. Unless terminated earlier by the Board of Directors, the 2013 Plan will terminate automatically on March 15, 2023, which is the tenth anniversary of the date of the 2013 Plan’s adoption by the Board.

As of May 8, 2020, 797 shares were available for future issuance under the 2013 Plan.

Federal Income Tax Consequences

The following discussion is a summary of the federal income tax provisions relating to the grant and exercise of awards under the 2013 Plan and the subsequent sale of Common Stock acquired under the 2013 Plan. The tax effect of your awards may vary depending upon particular circumstances, and the income tax laws and regulations change frequently. This summary is not intended to be exhaustive and does not constitute legal or tax advice.

General. A recipient of an award of Options or Stock Appreciation Rights under the 2013 Plan will realize no taxable income at the time of grant if the exercise price is not less than the fair market value of our Common Stock on the date of the grant. The recipient generally will realize no taxable income at the time of a grant of a Stock Award so long as the Stock Award is not vested (that is, remains subject to forfeiture and is not transferable) and an election under Section 83(b) of the Internal Revenue Code is not made.

Non-Qualified Options. The holder of a Non-Qualified Option will recognize ordinary income at the time of the Non-Qualified Option exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. This taxable income will be subject to payroll tax withholding if the holder is an employee.

When a holder disposes of shares acquired upon the exercise of a Non-Qualified Option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares, and if the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon on the holding period of the shares.

Incentive Options. The holder of an Incentive Option will not recognize taxable income upon exercise of the Incentive Option. In order to retain this tax benefit, the holder must make no disposition of the shares so received for at least one year from the date of exercise and for at least two years from the date of grant of the Incentive Option. The holder’s compliance with the holding period requirement and other applicable tax provisions will result in the realization of long-term capital gain or loss when he or she disposes of the shares, measured by the difference between the exercise price and the amount received for the shares at the time of disposition.

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If a holder disposes of shares acquired by exercise of an Incentive Option before the expiration of the required holding period, the gain, if any, arising from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent of the lesser of (1) the excess of the fair market value of the shares over the exercise price on the date the Incentive Option was exercised or (2) the excess of the amount realized over the exercise price upon such disposition. Any amount realized in excess of the fair market value on the date of exercise is treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disposition is less than the exercise price, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

For purposes of the alternative minimum tax, the holder will recognize as an addition to his or her tax base, upon the exercise of an Incentive Option, an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. If the holder makes a disqualifying disposition in the year of exercise, the holder will recognize taxable income for purposes of the regular income tax and the holder’s alternative minimum tax base will not be additionally increased.

Stock Appreciation Rights. The holder of a Stock Appreciation Right will recognize ordinary income at the time that it is exercised in an amount equal to the excess of the fair market value of the number of shares of Common Stock as to which it is exercised on the date of exercise over their value at the date of grant. This taxable income will be subject to payroll tax withholding if the holder is an employee.

Stock Awards. The recipient of a Stock Award will recognize ordinary income when the stock vests in an amount equal to the excess of the fair market value of the shares at the time of vesting over the purchase price for the shares, if any, subject to payroll tax withholding if the holder is an employee. When the recipient sells a Stock Award that has vested, any amount received in excess of the fair market value of the shares on the date of vesting will be treated as long-term or short-term capital gain, depending upon the holding period of the shares (after vesting has occurred), and if the amount received is less than the fair market value on the date of vesting, the loss will be treated as long-term or short-term capital loss, depending on the holding period of the shares. Dividends paid on Stock Awards that have not vested and that have not been the subject of an election under Section 83(b) of the Internal Revenue Code are treated as compensation income, subject to payroll tax withholding with respect to an employee.

Section 83(b) of the Internal Revenue Code permits the recipient to elect, not more than thirty days after the date of receipt of a Stock Award, to include as ordinary income the difference between the fair market value of the Stock Award on the date of grant and its purchase price (rather than being taxed as the shares vest). If such an election is made, the holding period for long-term capital gain or loss treatment will commence on the day following the receipt of the Stock Award, dividends on the Stock Award will be treated as such and not as compensation, and the tax basis of the shares will be their fair market value at the date of grant.

Deduction for the Company. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the recipient of an award is considered to have realized ordinary income as a result of the award, assuming that the limitation under Section 162(m) of the Internal Revenue Code is not applicable. Assuming that the holder of shares received on exercise of an Incentive Option disposes of the shares after compliance with the holding period requirement described above, the Company will not be entitled to a federal income tax deduction since the holder will not have realized any ordinary income in the transaction.

Section 162(m) of the Internal Revenue Code, as amended by the Tax Cuts and Jobs Act of 2017, limits the U.S. federal income tax deductibility of compensation paid by us to any covered employee to $1,000,000 per taxable year. A “covered employee” is any individual who (1) is our principal executive officer or principal financial officer at any time during the taxable year, (2) is one of our executive officers (other than the principal executive officer or principal financial officer) whose compensation is required to be reported in our proxy statement’s summary compensation table by reason of such officer being among our highest compensated officers during the taxable year, or (3) was a covered employee described in clause (1) or (2) in any prior fiscal year beginning after December 31, 2016. Prior to 2018, an exception to the limitation on the deductibility of compensation applied for performance-based compensation. The performance-based compensation exception to the limitation on the deductibility of compensation in excess of $1,000,000 was repealed with respect to any compensation paid in any taxable year commencing on or after December 31, 2017.

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New Plan Benefits

Other than with respect to certain awards to be made to our directors as described in “Board of Directors and Corporate Governance—Director Compensation,” the amount and timing of awards under the 2013 Plan to executive officers, other employees, directors, consultants and advisors will be determined in the sole discretion of the Administrator. Except for the awards and stock options referenced in the immediately preceding sentence, future awards that will be received under the 2013 Plan by executive officers, other employees, directors and consultants are discretionary and therefore are not determinable at this time, and, therefore, the table below shows the aggregate number of awards granted under the 2013 Plan during 2019.

Name and Position	Shares Subject to Options	Stock Awards
Mark K. Ruport, President and Chief Executive(1) Officer	-	-
Frank Orzechowski, Chief Financial Officer and Treasurer	6,250	-
Ronald Fisher, VP of Business Development	1,884	150
Darren Beckett, Vice President of Engineering	5,875	-
Executive Group	14,009	150
Non-Executive Director Group(2)	18,337	15,000
Non-Executive Officer Employee Group	17,989	0

(1) The Company granted stock options to purchase up to 50,000 shares of common stock to Mr. Ruport as an inducement award outside the 2013 Plan in accordance with NASDAQ Listing Rule 5635(c)(4).

(2) Includes options to purchase 18,337 shares granted to Mr. Rice in his capacity as our President and Chief Executive Officer. Mr. Rice resigned from such position on April 30, 2020, and continues to serve as Chairman of the Board of Directors.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to our equity compensation plans as of December 31, 2019.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

2013 Equity Incentive Plan(1)	547,130	$23.14	8,211
Equity compensation plans not approved by security holders	-	N/A

(1) On March 15, 2013, the Company’s board of directors approved the Company’s 2013 Equity Incentive Plan. The 2013 Equity Incentive Plan was approved by holders of at least a majority of the issued and outstanding shares of common stock of the Company on October 10, 2013. Pursuant to the 2013 Equity Incentive Plan, the Company is authorized to grant “incentive stock options” and “non-qualified stock options”, grant or sell common stock subject to restrictions or without restrictions, and grant stock appreciation rights to employees, officers, directors, consultants and advisers of the Company and its subsidiaries. Incentive stock options granted under the 2013 Equity Incentive Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code (the “Code”). Non-qualified stock options granted under the 2013 Equity Incentive Plan are not intended to qualify as incentive stock options under the Code. As of December 31, 2019, the Company issued an aggregate of 50,886 shares of the Company’s common stock, as well as options to purchase up to 180,903 shares of the Company’s common stock, some of which are subject to vesting restrictions, pursuant to the Company’s 2013 Equity Incentive Plan. On July 18, 2018, an amendment to our 2013 Equity Incentive Plan was approved by holders of at least a majority of the issued and outstanding shares of common stock of the Company, to increase the number of shares of our common stock subject to the 2013 Equity Incentive Plan to 240,000.

The affirmative vote of a majority of the shares of common stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required for approval of proposal 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE SIGMA LABS, INC. 2013 EQUITY INCENTIVE PLAN DESCRIBED IN PROPOSAL 2.

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PROPOSAL 3 - APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF
INCORPORATION TO INCREASE OUR AUTHORIZED COMMON STOCK

Our Board of Directors has determined that it is in our best interest, and in the best interest of our stockholders, to amend our Amended and Restated Articles of Incorporation to increase the total number of authorized shares of common stock by 4,000,000 shares, from 8,000,000 shares to 12,000,000 shares. If approved by our stockholders, the amendment will become effective upon the filing of the amendment with the Nevada Secretary of State, which filing is expected to occur promptly after the Annual Meeting. Attached as Annex B is a copy of the proposed amendment.

The affirmative vote of a majority of the outstanding shares present, in person, or represented by proxy and entitled to vote at the Annual Meeting is required for approval of this proposal.

Purpose and Background of the Amendment

As of the date of this Proxy Statement, we have 3,086,151 shares of common stock outstanding, 1,420,393 shares of common stock issuable upon exercise of outstanding options and common warrants, and 61,651 shares issuable upon conversion of our Series E Convertible Preferred Stock. The foregoing amounts do not include the potential issuance of shares of common stock that may be issued upon conversion of our Series D Convertible Preferred Stock, which in turn would be issuable upon exercise of our outstanding warrants to purchase Series D Convertible Preferred Stock.

On April 2, 2020, the Company entered into a Securities Purchase Agreement (the “SPA”) with certain institutional investors. Pursuant to the SPA, on April 6, 2020 the Company issued and sold 493,027 shares of our common stock (the “Common Shares’) and pre—funded Series B warrants to purchase up to 22,438 shares of our common stock (the Pre-funded Warrants”). Each Pre-funded Warrant is immediately exercisable, expires five years from the date of issuance and has an unpaid exercise price of $0.001 per share of our common stock. The Pre-funded Warrants may be exercised for cash or on a cashless basis. Additionally, under the SPA, we sold and issued to the investors Series A Warrants (the “Private Warrants”) to purchase an aggregate of 515,465 shares of our common stock in a private placement. Each Private Warrant is exercisable on the sixth month and one day anniversary of the issuance and expires five years from the date of issuance and has an exercise price of $2.782 per share of our common stock. The Private Warrants may be exercised for cash, provided that, if there is no effective registration statement available, the Private Warrants may be exercised on a cashless basis. The Private Warrants contain price protection provisions arising from the issuances of certain securities at below the effective exercise price and such provisions require the adjustment of the exercise price on a full ratchet basis. The Pre-funded Warrant and Private Warrants prohibit us from entering into specified transactions involving a change of control unless the successor entity assumes all of our obligations under the Warrants. The Warrants are also subject to redemption by the Company in cash upon a fundamental transaction at the black-scholes value of the Warrants, as applicable.

Under the SPA, the Company has agreed to hold an annual or special meeting of stockholders by July 31, 2020 in order to seek to obtain stockholder approval of an amendment to the Company’s articles of incorporation to increase the authorized shares of the Company to at least 9,500,000 shares. Accordingly, by this Proposal, we are asking our shareholders to approve such amendment.

The Board of Directors also believes that the additional shares of common stock could be used in a number of ways to improve the overall value of the Company:

●	We could use the shares for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments, although we have not entered into any binding agreements regarding such strategic transactions.

●	These shares could also be used for potential future financings, although we have not entered into any binding agreements regarding such financings.

●	These shares could also be used as part of our equity compensation program in order to attract, retain and motivate talented employees, advisors and non-employee directors. These equity grants provide these individuals with a direct stake in the future outcome of the Company and serve to align the interests of our employees with our stockholders.

●	These shares could also be used for the acquisition of potential future product lines, although we have not entered into any binding agreements for such acquisitions.

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Our Board of Directors believes the amendment is necessary and advisable in order to maintain our financing and capital raising flexibility in connection with our working capital needs, to regain compliance with the Company’s obligations under the rules of the NASDAQ Stock Market to maintain stockholders equity of at least $2,500,000 and to generally maintain our flexibility in today’s competitive and fast-changing environment. Other possible business and financial uses for the additional shares of common stock include, without limitation, future stock splits, acquiring other companies, businesses or products in exchange for shares of common stock, attracting and retaining employees by the issuance of additional securities under our equity compensation plans and other transactions and corporate purposes that our Board of Directors deems to be in the Company’s best interest. The additional authorized shares would enable us to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval and holding a special stockholders’ meeting before such issuance could proceed, except as provided under Nevada law and the NASDAQ Stock Market.

Other than pursuant to the conversion of the Series D and Series E Convertible Preferred Shares, the exercise of the Common Warrants and possible issuances pursuant to the exercise of our currently outstanding warrants (including the Pre-funded Warrants and the Private Warrants) and options we currently are not a party to any agreement that obligates us to issue additional shares of common stock.

Possible Effects of the Amendment

Upon issuance, the additional shares of authorized common stock would have rights identical to the currently outstanding shares of common stock. Adoption of the amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of our existing stockholders. As is true for shares presently authorized but unissued, the future issuance of common stock authorized by the amendment may, among other things, decrease our existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to our existing stockholders and have a negative effect on the market price of the common stock. Current stockholders have no preemptive or similar rights, which means current stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate equity ownership thereof.

We have not proposed the increase in the number of authorized shares of common stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, our Board of Directors could sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor our current Board of Directors. Although this proposal to increase the authorized number of shares of common stock has been prompted by business and financial considerations and our requirement to obtain shareholder approval as a result of the Institutional Private Placement, and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future attempts by the Company to oppose changes in control of the Company and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

We cannot provide assurances that any such transactions previously mentioned will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect our business or the trading price of the common stock. Any such transactions may require the Company to incur nonrecurring or other charges and may pose significant integration challenges or management and business disruptions, any of which could materially and adversely affect our business and financial results.

If Proposal No. 3 is not approved, we will encounter greater difficulty in carrying out our business plans and achieving profitability because we may be unable (1) to issue additional shares of common stock to attract new employees or to award current employees for future performance, (2) to raise working capital by issuing shares of our common stock, and (3) to acquire other businesses and products in exchange for shares of our common stock. Without shareholder approval, it is highly likely that the Company will be unable to maintain its listing on the NASDAQ Stock Market. Also, we will be required to call an additional stockholder meeting or meetings to not be in breach of the SPA.

Vote Required

Approval of Proposal No. 3 requires the affirmative vote of the holders of a majority of the outstanding shares of common stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION.

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PROPOSAL NO. 4 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as set forth in Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), entitles our stockholders to vote, on an advisory, non-binding basis, on the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. At the 2017 Annual Meeting of Stockholders, the stockholders approved an advisory measure that the stockholders advisory vote on executive compensation be held on an annual basis. Our Board of Directors determined to follow the stockholders’ recommendations and to include an annual stockholders advisory vote on the compensation of our executive officers as described in this proposal. Please refer to the discussion under “Executive Compensation” for a description of the compensation of our named executive officers.

We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules, which include the compensation disclosed under “Executive Compensation” in the compensation tables and the related narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation policies and practices described in this Proxy Statement. Accordingly, we are asking for stockholder approval of the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.

This vote is advisory in nature and therefore not binding on us, our Compensation Committee or our Board of Directors. Our Board and our Compensation Committee, however, value the opinions of our stockholders. To the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider the stockholders’ concerns, and our Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to be voted on this proposal at the Annual Meeting is required for advisory approval of the proposal.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

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PROPOSAL NO. 5 - RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has approved Haynie & Company (“H&C”) to continue as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2020.

During the Company’s two most recent fiscal years, neither we nor anyone acting on our behalf consulted with H&C regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to the Company that H&C concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Notwithstanding the appointment of H&C and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of H&C as our independent registered public accounting firm for our fiscal year ending December 31, 2020. Our Audit Committee is submitting the appointment of H&C to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of H&C are not expected to be present at the Annual Meeting.

If our stockholders do not ratify the appointment of H&C, our board of directors may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

The following table sets forth fees billed with respect to the years ended December 31, 2019 and 2018:

	2019	2018
Audit Fees	$71,300	$85,270
Audit Related Fees	34,600	14,600
Tax Fees	2,500	4,000
	$108,400	$103,870

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees that Sigma Labs, Inc. paid for professional services for the audit of our financial statements included in our Form 10-K and for services that are normally provided by the registered public accounting firm in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements; and “tax fees” are fees for tax compliance, tax advice and tax planning.

Our Board of Directors established an Audit Committee written charter in February 2017. The Audit Committee’s pre-approval policies and procedures and other protocols are discussed in its written charter which can be found at www.sigmalabsinc.com under the tab “Investors.”

Auditor Independence

In our fiscal year ended December 31, 2019, there were no professional services provided, other than those listed above, that would require our Audit Committee to consider their compatibility with maintaining the independence of H&C.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of H&C, we do not expect any broker non-votes in connection with this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF

Haynie & Company

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee provides assistance to our Board of Directors in fulfilling its oversight responsibility to the Company’s stockholders, potential stockholders, the investment community, and others relating to our financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of our financial statements and the ethics programs when established by our management and our board of directors. The Audit Committee has the sole authority (subject, if applicable, to stockholder ratification) to appoint or replace the outside auditors and is directly responsible for determining the compensation of the independent auditors.

The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all of our books, records, facilities and personnel, and to retain its own legal counsel and other advisers as it deems necessary or appropriate.

Haynie & Company (“H&C”) currently serves as our independent registered public accounting firm and audited our financial statements for the year ended December 31, 2019. H&C does not have and has not had any financial interest, direct or indirect, in our company, and does not have and has not had any connection with our company except in its professional capacity as our independent auditors. The Audit Committee also has selected H&C as our independent registered public accountants for 2020.

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2019 and has discussed those financial statements with management and H&C. The Audit Committee has also received from, and discussed with, H&C various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also discussed with H&C matters relating to its independence, including a review of audit and non-audit fees and the letter and written disclosures made by H&C to the Audit Committee pursuant to PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence).

Audit and non-audit services to be provided by H&C are subject to the prior approval of the Audit Committee. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the independent registered public accounting firm’s independence and there are cost or other efficiencies in obtaining such services from the independent registered public accounting firm as compared to other possible providers.

In addition, the Audit Committee reviewed initiatives aimed at strengthening the effectiveness of our internal control structure. As part of this process, the Audit Committee continued to monitor and review staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

Based on these reviews and discussions, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC.

Respectfully submitted,

Audit Committee:

Salvatore Battinelli

Dennis Duitch

Kent Summers

37

PROPOSAL NO. 6 - APPROVAL OF THE ISSUANCE OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK.

Overview

Our common stock is currently listed on The NASDAQ Capital Market and we are subject to the marketplace rules of The NASDAQ Stock Market LLC. NASDAQ Listing Rule 5635(d) (“Rule 5635(d)”) requires us to obtain stockholder approval prior to the issuance of our common stock in connection with an offering involving the sale, issuance or potential issuance by the Company of common stock equal to 20% or more of the common stock outstanding before the issuance at a price that is less than the Minimum Price (as defined in Rule 5635(d)). Certain shares of our common stock issuable upon the exercise of warrants issued in such an offering will be considered shares issued in such a transaction in determining whether the 20% limit has been reached.

As discussed above in Proposal No. 3, on April 6, 2020 we issued, among other securities, the Private Warrants to purchase up to an aggregate of 515,465 shares of common stock pursuant to a Securities Purchase Agreement with certain institutional investors (the “SPA”), which equals more than 20% of the common stock outstanding before the issuance. The Private Warrants contain price protection provisions that could result in a downward adjustment of the exercise price below the Minimum Price as a result of certain issuances of securities for a per share price less than the exercise price of the Private Warrants. As a result of the price protection provision, listing Rule 5635(d) is applicable. The Private Warrants contain a prohibition on the adjustment of the exercise price of the Private Warrants of less than $2.782 (i.e., the Minimum Price). Such prohibition will not apply if we obtain stockholder approval of the potential issuance of shares of common stock under the Private Warrants in excess of the amount set forth in Listing Rule 5635(d) (20% or more of the outstanding shares of common stock).

In addition to the obligation to seek stockholder approval of an increase in our authorized shares of common stock, under the SPA, we are required to seek stockholder approval of the potential issuance of shares of common stock upon exercise of the Private Warrants in excess of the amount set forth in Listing Rule 5635(d) (20% or more of the outstanding shares of common stock). In this Proxy Statement, we are requesting such approval. Copies of the SPA and the Private Warrant have been filed as exhibits to the Company’s Current Report on Form 8-K filed on April 3, 2020, and can be accessed on the SEC’s website at www.sec.gov or may be obtained without charge by writing to our Chief Financial Officer at 3900 Paseo del Sol, Santa Fe, New Mexico 87507.

Vote Required

Approval of Proposal No. 6 requires the affirmative vote of a majority of shares of common stock that are cast affirmatively or negatively (excluding abstentions and broker non-votes) on the proposal.

Effect of Failure to Obtain Stockholder Approval

If we are unable to obtain stockholder approval, we will be required to call another stockholders meeting for such approval with attendant cost with respect thereto. Additionally, if we obtain stockholder approval, we will have the flexibility to reduce the exercise price of the Private Warrants to induce the holder(s) thereof to exercise the Private Warrants on a cash basis. This could result in our potentially receiving a significant infusion of cash which would otherwise not be available to us at no additional out-of- pocket cost that we might be required to expend if we attempted to obtain such cash through other financing alternatives.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK.

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OTHER MATTERS

Annual Report

Accompanying this Proxy Statement is a copy of our Annual Report on Form 10-K, without exhibits, for the year ended December 31, 2019 filed with the SEC. These accompanying materials constitute our annual report to stockholders. We will provide, without charge upon written request, a further copy of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules. Copies of the Form 10-K exhibits also are available without charge. Stockholders who would like such copies should direct their requests in writing to: Corporate Secretary, 3900 Paseo del Sol, Santa Fe, New Mexico 87507.

* * *

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

Santa Fe, New Mexico
May ____, 2020

39

ANNEX A

Sigma Labs, Inc. 2013 Equity Incentive Plan

(including the amendment to Section 3 approved by the Board of Directors on May 8, 2020, subject to stockholder approval, and to be approved by the stockholders on June 15, 2020)

2013 EQUITY INCENTIVE PLAN
OF
SIGMA LABS, INC.

1.	PURPOSES OF THE PLAN

The purposes of the 2013 Equity Incentive Plan (the “Plan”) of Sigma Labs, Inc., a Nevada corporation (the “Company”), are to:

1.1 Encourage selected employees, directors, consultants and advisers to improve operations and increase the profitability of the Company;

1.2 Encourage selected employees, directors, consultants and advisers to accept or continue employment or association with the Company or its Affiliates; and

1.3 Increase the interest of selected employees, directors, consultants and advisers in the Company’s welfare through participation in the growth in value of the common stock of the Company (the “Common Stock”). All references herein to stock or shares, unless otherwise specified, shall mean Common Stock.

2.	TYPES OF AWARDS; ELIGIBLE PERSONS

2.1 The Administrator (as defined below) may, from time to time, take the following action, separately or in combination, under the Plan: (i) grant “incentive stock options” (“ISOs”) intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”); (ii) grant “non-qualified options” (“NQOs,” and together with ISOs, “Options”); (iii) grant or sell Common Stock subject to restrictions (“restricted stock”) or without restrictions, and (iv) grant stock appreciation rights (any such right would permit the holder to receive the excess of the fair market value of Common Stock on the exercise date over its fair market value (or a greater base value) on the grant date (“SARs”)), either in tandem with Options or as separate and independent grants. Any such awards may be made to employees, including employees who are officers or directors, and to individuals described in Section 1 of the Plan who the Administrator believes have made or will make a contribution to the Company or any Affiliate (as defined below); provided, however, that only a person who is an employee of the Company or any Affiliate at the date of the grant of an Option is eligible to receive ISOs under the Plan. The term “Affiliate” as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term “employee” includes an officer or director who is an employee of the Company. The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant. The term “adviser” includes persons employed by, or otherwise affiliated with, an adviser.

2.2 Except as otherwise expressly set forth in the Plan, no right or benefit under the Plan shall be subject in any manner to anticipation, alienation, hypothecation, or charge, and any such attempted action shall be void. No right or benefit under the Plan shall in any manner be liable for or subject to debts, contracts, liabilities, or torts of any option holder or any other person except as otherwise may be expressly required by applicable law.

3.	STOCK SUBJECT TO THE PLAN; MAXIMUM NUMBER OF GRANTS

Subject to the provisions of Sections 6.1.1 and 8.2 of the Plan, the total number of shares of Common Stock which may be issued as restricted stock or unrestricted stock or on the exercise of Options or SARs under the Plan shall not exceed 890,000 shares of Common Stock. The shares subject to an Option or SAR or otherwise granted under the Plan which expire, terminate or are cancelled unexercised shall become available again for grants under the Plan. If shares of restricted stock awarded under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan. Where the exercise price of an Option is paid by means of the optionee’s surrender of previously owned shares of Common Stock or the Company’s withholding of shares otherwise issuable upon exercise of the Option as may be permitted herein, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under the Plan. No eligible person shall be granted Options and stock appreciation rights during any twelve-month period covering more than 300,000 shares.

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4.	ADMINISTRATION

4.1 The Plan shall be administered by the Board of Directors of the Company (the “Board”) or by a committee (the “Committee”) to which administration of the Plan, or of part of thereof, is delegated by the Board (in either case, the “Administrator”). The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. At the Board’s discretion, the Committee may be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “outside directors” within the meaning of Section 162(m) of the Code. The Administrator may delegate non-discretionary administrative duties to such employees of the Company as the Administrator deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

4.2 Subject to the other provisions of the Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options and SARs and grant or sell restricted stock or unrestricted stock; (ii) to determine the fair market value of the Common Stock subject to Options or other awards; (iii) to determine the exercise price of Options granted, which shall be no less than the fair market value of the Common Stock on the date of grant, the economic terms of SARs granted, which shall provide for a benefit of the appreciation on Common Stock over not less than the value of the Common Stock on the date of grant, or the offering price of restricted stock; (iv) to determine the persons to whom, and the time or times at which, Options or SARs shall be granted or restricted stock granted or sold, and the number of shares subject to each Option or SAR or the number of shares of restricted stock or unrestricted stock granted or sold; (v) to construe and interpret the terms and provisions of the Plan, of any applicable agreement and all Options and SARs granted under the Plan, and of any restricted unrestricted stock award under the Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option and SAR granted and award of restricted stock or unrestricted stock (which need not be identical), including but not limited to, the time or times at which Options and SARs shall be exercisable or the time at which the restrictions on restricted stock shall lapse; (viii) with the consent of the grantee, to rescind any award or exercise of an Option or SAR and to modify or amend the terms of any Option, SAR or restricted stock; (ix) to reduce the purchase price of restricted stock or unrestricted stock; (x) to accelerate or defer (with the consent of the grantee) the exercise date of any Option or SAR or the date on which the restrictions on restricted stock lapse; (xi) to issue shares of restricted stock to an optionee in connection with the accelerated exercise of an Option by such optionee; (xii) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option. SAR or award of restricted stock or unrestricted stock; (xiii) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (xiv) to make all other determinations deemed necessary or advisable for the administration of the Plan, any applicable agreement, Option, SAR or award of restricted stock or unrestricted stock.

4.3 All questions of interpretation, implementation, and application of the Plan or any agreement or Option, SAR or award of restricted stock shall be determined by the Administrator, which determination shall be final and binding on all persons.

5.	GRANTING OF OPTIONS AND SARS; AGREEMENTS

5.1 No Options or SARs shall be granted under the Plan after ten (10) years from the date of adoption of the Plan by the Board.

5.2 Each Option and SAR shall be evidenced by a written agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such grant is made. In the event of a conflict between the terms or conditions of an agreement and the terms and conditions of the Plan, the terms and conditions of the Plan shall govern.

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5.3 Each agreement shall specify whether the Option it evidences is an NQO or an ISO, provided, however, all Options granted under the Plan to non-employee directors, consultants and advisers of the Company are intended to be NQOs.

5.4 Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options or SARs under the Plan to persons who are expected to become employees, directors, consultants or advisers of the Company, but are not employees, directors, consultants or advisers at the date of approval.

6.	TERMS AND CONDITIONS OF OPTIONS AND SARS

Each Option and SAR granted under the Plan shall be subject to the terms and conditions set forth in Section 6.1. NQOs and SARs shall also be subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2. SARs shall be subject to the terms and conditions of Section 6.4.

6.1 Terms and Conditions to Which All Options and SARs Are Subject. All Options and SARs granted under the Plan shall be subject to the following terms and conditions:

6.1.1 Changes in Capital Structure. Subject to Section 6.1.2, if the Common Stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, or if the Company effects a spin-off of the Company’s subsidiary, appropriate adjustments shall be made by the Administrator, in its sole discretion, in (a) the number and class of shares of stock subject to the Plan and each Option and SAR outstanding under the Plan, and (b) the exercise price of each outstanding Option; provided, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Any adjustment, however, in an outstanding Option shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the unexercised portion of the Option. Adjustments under this Section 6.1.1 shall be made by the Administrator, whose determination as to the nature of the adjustments that shall be made, and the extent thereof, shall be final, binding, and conclusive. If an adjustment under this Section 6.1.1 would result in a fractional share interest under an option or any installment, the Administrator’s decision as to inclusion or exclusion of that fractional share interest shall be final, but no fractional shares of stock shall be issued under the Plan on account of any such adjustment.

6.1.2 Corporate Transactions. Except as otherwise provided in the applicable agreement, in the event of a Corporate Transaction (as defined below), the Administrator shall notify each holder of an Option or SAR at least thirty (30) days prior thereto or as soon as may be practicable. To the extent not then exercised all Options and SARs shall terminate immediately prior to the consummation of such Corporate Transaction unless the Administrator determines otherwise in its sole discretion; provided. however, that the Administrator, in its sole discretion, may (i) permit exercise of any Options or SARs prior to their termination, even if such Options or SARs would not otherwise have been exercisable, and/or (ii) provide that all or certain of the outstanding Options and SARs shall be assumed or an equivalent Option or SAR substituted by an applicable successor corporation or entity or any Affiliate of the successor corporation or entity. A “Corporate Transaction” means (i) a liquidation or dissolution of the Company; (ii) a merger or consolidation of the Company with or into another corporation or entity (other than a merger with a wholly-owned subsidiary); (iii) a sale of all or substantially all of the assets of the Company; or (iv) a purchase or other acquisition of more than 50% of the outstanding stock of the Company by one person or by more than one person acting in concert.

6.1.3 Time of Option or SAR Exercise. Subject to Section 5 and Section 6.3.4, an Option or SAR granted under the Plan shall be exercisable (a) immediately as of the effective date of the of the applicable agreement or (b) in accordance with a schedule or performance criteria as may be set by the Administrator and specified in the applicable agreement. However, in no case may an Option or SAR be exercisable until a written agreement in form and substance satisfactory to the Company is executed by the Company and the grantee.

6.1.4 Grant Date. The date of grant of an Option or SAR under the Plan shall be the date approved or specified by the Administrator and reflected as the effective date of the applicable agreement.

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6.1.5 Non-Transferability of Rights. Except with the express written approval of the Administrator, which approval the Administrator is authorized to give only with respect to NQOs and SARs, no Option or SAR granted under the Plan shall be assignable or otherwise transferable by the grantee except by will or by the laws of descent and distribution. During the life of the grantee, an Option or SAR shall be exercisable only by the grantee or permitted transferee.

6.1.6 Payment. Except as provided below, payment in full, in cash, shall be made for all Common Stock purchased at the time written notice of exercise of an Option is given to the Company and the proceeds of any payment shall be considered general funds of the Company. The Administrator, in the exercise of its absolute discretion after considering any tax, accounting and financial consequences, may authorize any one or more of the following additional methods of payment:

(a) Subject to the Sarbanes-Oxley Act of 2002, acceptance of the optionee’s full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest or original issue discount would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company);

(b) Subject to the discretion of the Administrator and the terms of the stock option agreement granting the Option, delivery by the optionee of shares of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

(c) Subject to the discretion of the Administrator, through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock; and

(d) By means of so-called cashless exercises as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board.

6.1.7 Withholding and Employment Taxes. At the time of exercise and as a condition thereto, or at such other time as the amount of such obligation becomes determinable, the grantee of an Option or SAR shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the holder’s (i) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (ii) tendering to the Company previously owned shares of Common Stock or other securities of the Company with a fair market value equal to the required amount, or (iii) agreeing to have shares of Common Stock (with a fair market value equal to the required amount), which are acquired upon exercise of the Option or SAR, withheld by the Company.

6.1.8 Other Provisions. Each Option and SAR granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator, and each ISO granted under the Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

6.1.9 Determination of Value. For purposes of the Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

(a) If the stock of the Company is listed on a securities exchange or is regularly quoted by a recognized securities dealer, and selling prices are reported, its fair market value shall be the closing price of such stock on the date the value is to be determined, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

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(b) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company’s net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management, and the values of stock of other corporations in the same or a similar line of business.

6.1.10 Option and SAR Term. No Option or SAR shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the applicable agreement (the end of the maximum exercise period stated in the agreement is referred to in the Plan as the “Expiration Date”).

6.2 Terms and Conditions to Which Only NQOs and SARs Are Subject. Options granted under the Plan which are designated as NQOs and SARs shall be subject to the following terms and conditions:

6.2.1 Exercise Price. The exercise price of an NQO and the base value of an SAR shall be the amount determined by the Administrator as specified in the option or SAR agreement, but shall not be less than the fair market value of the Common Stock on the date of grant (determined under Section 6.1.9).

6.2.2 Termination of Employment. Except as otherwise provided in the applicable agreement, if for any reason a grantee ceases to be employed by the Company or any of its Affiliates, Options that are NQOs and SARs held at the date of termination (to the extent then exercisable) may be exercised in whole or in part at any time within ninety (90) days of the date of such termination (but in no event after the Expiration Date). For purposes of this Section 6.2.2, “employment” includes service as a director, consultant or adviser. For purposes of this Section 6.2.2, a grantee’s employment shall not be deemed to terminate by reason of the grantee’s transfer from the Company to an Affiliate, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed ninety (90) days or, if longer, if the grantee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

6.3 Terms and Conditions to Which Only ISOs Are Subject. Options granted under the Plan which are designated as ISOs shall be subject to the following terms and conditions:

6.3.1 Exercise Price. The exercise price of an ISO shall not be less than the fair market value (determined in accordance with Section 6.1.9) of the stock covered by the Option at the time the Option is granted. The exercise price of an ISO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “Ten Percent Stockholder”) shall in no event be less than one hundred ten percent (110%) of the fair market value (determined in accordance with Section 6.1.9) of the stock covered by the Option at the time the Option is granted.

6.3.2 Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to the Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code (a disposition within two (2) years from the date of grant of the Option or within one year after the issuance of such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

6.3.3 Grant Date. If an ISO is granted in anticipation of employment as provided in Section 5.4, the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of the Plan for Options granted on that date.

6.3.4 Term. Notwithstanding Section 6.1.10, no ISO granted to any Ten Percent Stockholder shall be exercisable more than five (5) years after the date of grant.

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6.3.5 Termination of Employment. Except as otherwise provided in the stock option agreement, if for any reason an optionee ceases to be employed by the Company or any of its Affiliates, Options that are ISOs held at the date of termination (to the extent then exercisable) may be exercised in whole or in part at any time within 90 days of the date of termination (but in no event after the Expiration Date). For purposes of this Section 6.3.5, an optionee’s employment shall not be deemed to terminate by reason of the optionee’s transfer from the Company to an Affiliate, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed ninety (90) days or, if longer, if the optionee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

6.4 Terms and Conditions Applicable Solely to SARs. In addition to the other terms and conditions applicable to SARs in this Section 6, the holder shall be entitled to receive on exercise of an SAR only Common Stock at a fair market value equal to the benefit to be received by the exercise.

7.	MANNER OF EXERCISE

7.1 An optionee wishing to exercise an Option or SAR shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and/or withholding taxes as provided in Sections 6.1.6 and 6.1.7. The date the Company receives written notice of an exercise hereunder accompanied by the applicable payment will be considered as the date such Option or SAR was exercised.

7.2 Promptly after receipt of written notice of exercise and the applicable payments called for by Section 7.1, the Company shall, without stock issue or transfer taxes to the holder or other person entitled to exercise the Option or SAR, deliver to the holder or such other person a certificate or certificates for the requisite number of shares of Common Stock. A holder or permitted transferee of an Option or SAR shall not have any privileges as a stockholder with respect to any shares of Common Stock to be issued until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.	STOCK

8.1 Grant or Sale of Stock.

8.1.1 No awards of Common Stock shall be granted under the Plan after ten (10) years from the date of adoption of the Plan by the Board.

8.1.2 The Administrator may issue Common Stock under the Plan as a grant or for such consideration (including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes) as determined by the Administrator. Common Stock issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Administrator. The restrictions, if any, may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator. If shares are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares may be retained by the Company until the shares are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient. All Common Stock issued pursuant to this Section 8 shall be subject to a purchase or grant agreement, which shall be executed by the Company and the prospective recipient of the Common Stock prior to the delivery of certificates representing such stock to the recipient. The purchase or grant agreement may contain any terms, conditions, restrictions, representations and warranties required by the Administrator. The certificates representing the shares shall bear any legends required by the Administrator. The Administrator may require any purchaser or grantee of Common Stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser or grantee fails to pay the amount demanded, the Administrator may withhold that amount from other amounts payable by the Company to the purchaser or grantee, including salary, subject to applicable law. With the consent of the Administrator in its sole discretion, a purchaser or grantee may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of Common Stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

8.2 Changes in Capital Structure. In the event of a change in the Company’s capital structure, as described in Section 6.1.1, appropriate adjustments shall be made by the Administrator, in its sole discretion, in the number and class of restricted stock subject to the Plan and the restricted stock outstanding under the Plan; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments.

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8.3 Corporate Transactions. In the event of a Corporate Transaction, as defined in Section 6.1.2 hereof, to the extent not previously forfeited, all restricted stock shall be forfeited immediately prior to the consummation of such Corporate Transaction unless the Administrator determines otherwise in its sole discretion; provided, however, that the Administrator, in its sole discretion, may remove any restrictions as to any restricted stock. The Administrator may, in its sole discretion, provide that all outstanding restricted stock participate in the Corporate Transaction with an equivalent stock substituted by an applicable successor corporation subject to the restriction.

9.	EMPLOYMENT OR CONSULTING RELATIONSHIP

Nothing in the Plan or any Option or award of Common Stock granted under the Plan shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate the employment, consulting or advising of any recipient thereof or restricted stock holder at any time, nor confer upon any recipient, optionee or restricted stock holder any right to continue in the employ of, or consult with, or advise, the Company or any of its Affiliates.

10.	CONDITIONS UPON ISSUANCE OF SHARES

10.1 Securities Act. Shares of Common Stock shall not be issued pursuant to the exercise of an Option or other award under the Plan unless the exercise of such Option or payment under the awards, the receipt of Common Stock and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”).

10.2 Non-Compete Agreement. As a further condition to the receipt of Common Stock pursuant to the exercise of an Option or any other award under the Plan, the optionee or recipient may be required not to render services for any organization, or engage directly or indirectly in any business, competitive with the Company at any time during which (i) an Option is outstanding to such Optionee and for six (6) months after any exercise of an Option or the receipt of Common Stock pursuant to the exercise of an Option or other award and (ii) restricted stock is owned by such recipient and for six (6) months after the restrictions on such restricted stock lapse. Failure to comply with this condition shall cause such Option and the exercise or issuance of shares thereunder and/or any other award under the Plan to be rescinded and the benefit of such exercise, issuance or award to be repaid to the Company.

11.	NON-EXCLUSIVITY OF THE PLAN

The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

12.	MARKET STAND-OFF

Each optionee, holder of an SAR or recipient of Common Stock under the Plan, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, shall not sell or otherwise transfer any shares of Common Stock so acquired during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to a registration statement of the Company which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act and the restriction period shall not exceed 90 days after the registration statement becomes effective.

13.	AMENDMENTS TO PLAN

The Board may at any time amend, alter, suspend or discontinue the Plan. Without the consent of an optionee, holder of an SAR or holder of restricted stock, no amendment, alteration, suspension or discontinuance may adversely affect such person’s outstanding Option(s), SAR(s) or the terms applicable to restricted stock except to conform the Plan and ISOs granted under the Plan to the requirements of federal or other tax laws relating to ISOs. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that stockholder approval is advisable.

14.	EFFECTIVE DATE OF PLAN; TERMINATION

The Plan shall become effective upon adoption by the Board; provided, however, that no Option or SAR or other award under the Plan shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders’ meeting, is obtained within twelve (12) months after adoption by the Board. If any Options, SARs or other awards are so granted and stockholder approval shall not have been obtained within twelve (12) months of the date of adoption of the Plan by the Board, such Options, SARs or other awards shall terminate retroactively as of the date they were granted. Awards may be made under the Plan and exercise of Options, SARs or other awards shall occur only after there has been compliance with all applicable federal and state securities laws. The Plan (but not Options and SARs previously granted under the Plan) shall terminate ten (10) years from the date of its adoption by the Board. Termination shall not affect any outstanding Options or SARs or the terms applicable to other previously made awards under the Plan.

ANNEX B

Amendment to Amended and Restated Articles of Incorporation of Sigma Labs, Inc.

The first two paragraphs of ARTICLE IV of the Amended and Restated Articles of Incorporation of Sigma Labs, Inc. shall be amended to read in their entirety as follows:

“The total number of shares of all classes of capital stock which the corporation shall have authority to issue is 22,000,000 shares. Stockholders shall not have any preemptive rights, nor shall stockholders have the right to cumulative voting in the election of directors or for any other purpose.

The classes and the aggregate number of shares of stock of each class which the corporation shall have authority to issue are as follows:

(a)	12,000,000 shares of common stock, $0.001 par value (“Common Stock”);

(b)	10,000,000 shares of preferred stock, $0.001 par value (“Preferred Stock”).

B-1

SIGMA LABS, INC.

Annual Meeting of Stockholders
June 15, 2020 at 10:00 a.m. Local Time
This proxy is solicited by the Board of Directors.

The undersigned stockholder(s) of Sigma Labs, Inc. (the "Company") hereby appoint(s) Mark K. Ruport as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of SIGMA LABS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Local Time on June 15, 2020, at the Company's executive offices located at 3900 Paseo Del Sol, Santa Fe, New Mexico 87507, and any adjournment or postponement of the annual meeting.

Such proxy is authorized to vote in his discretion (i) "FOR" the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve; (ii) "FOR" the approval of the amendment to the 2013 Equity Incentive Plan of the Company to fix at 890,000 shares the aggregate number of shares of the Company's common stock issued or issuable under the 2013 Equity Incentive Plan; (iii) 'FOR" the approval of an amendment to the Company's Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 8,000,000 to 12,000,000; (iv) "FOR" the approval of the compensation of the Company's named executive officers as disclosed in the proxy statement; (v) "FOR" ratification of the appointment of Haynie & Company as the Company's independent registered public accounting firm for fiscal year 2020; (vi) "FOR" the approval of the issuance of more than 20% of the Company's issued and outstanding common stock as a result of a private placement of the Company's securities in April 2020; and (vii) on such other business, if any, as may properly be brought before the meeting or any adjournment or postponement of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report on Form 10-K, Proxy Card and Proxy Statement are available at
http://www.viewproxy.com/sigmalabsinc/2020

Please mark your votes like this ☒

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees:	FOR	WITHHOLD
01 Dennis Duitch	☐	☐
02 Kent Summers	☐	☐

The Board of Directors recommends that you vote FOR the following proposal:

☐ FOR ☐ AGAINST ☐ ABSTAIN

The Board of Directors recommends that you vote FOR the following proposal:

☐ FOR ☐ AGAINST ☐ ABSTAIN

The Board of Directors recommends that you vote FOR the following proposal:

4. Approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the proxy statement.

☐ FOR ☐ AGAINST ☐ ABSTAIN

The Board of Directors recommends that you vote FOR the following proposal:

☐ FOR ☐ AGAINST ☐ ABSTAIN

The Board of Directors recommends that you vote FOR the following proposal:

☐ FOR ☐ AGAINST ☐ ABSTAIN

Please indicate if you plan to attend this meeting. Yes ☐ No ☐

Date: ______________________________

____
Signature

____
Signature (if held jointly)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

CONTROL NUMBER

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▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

CONTROL NUMBER

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PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Shares on the Internet:

Go to www.AALVote.com/SGLB

Have your proxy card available when you access the above -website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Shares by Phone:

Call 1-866-804-9616

Use any touch-tone telephone to vote your Shares. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Shares by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.